UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.15

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 15, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Discovery Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Discovery Value Fund to AB Discovery Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds

(“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended May 31, 2015.

All share classes of the Fund outperformed the benchmark for both periods. During the six-month period, security selection was the source of outperformance, particularly in the consumer cyclicals, capital equipment and industrial resources sectors. A combination of weaker stock selection and an underweight position in the consumer growth sector was the leading detractor from performance for the period, relative to the benchmark. During the 12-month period, security selection was the primary source of outperformance. As with the six-month period, the Fund’s consumer cyclicals, capital equipment and industrial resources holdings outperformed. Stock selection in the energy sector and an underweight in the consumer growth sector detracted.

AB DISCOVERY VALUE FUND •	1

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

U.S. equity markets were strong over both periods. In the six-month period, the performance of small-cap stocks was more than double that of their large-cap peers; over the 12-month period returns were more equivalent. From a style perspective, both time periods saw growth stocks outperform value stocks. Volatility increased somewhat over both periods, as investors reacted to mixed economic data and political developments. Oil prices declined sharply during the 12-month period, bottoming out in the first quarter of 2015, and have rebounded more recently.

The current economic climate has allowed the Discovery Value Senior Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

2	• AB DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500™ Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted.

Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Discovery Value Fund
Class A	4.76%	8.26%

Class B*	4.74%	8.21%

Class C	4.44%	7.49%

Advisor Class†	4.94%	8.57%

Class R†	4.63%	7.89%

Class K†	4.76%	8.25%

Class I†	4.94%	8.60%

Class Z†	4.98%	8.70%

Russell 2500 Value Index	4.28%	6.48%

Russell 2500 Index	6.98%	11.76%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.26%	3.68%
5 Years	14.19%	13.20%
10 Years	9.50%	9.02%

Class B Shares
1 Year	8.21%	4.45%
5 Years	14.07%	14.07%
10 Years(a)	9.26%	9.26%

Class C Shares
1 Year	7.49%	6.56%
5 Years	13.39%	13.39%
10 Years	8.73%	8.73%

Advisor Class Shares*
1 Year	8.57%	8.57%
5 Years	14.53%	14.53%
10 Years	9.83%	9.83%

Class R Shares*
1 Year	7.89%	7.89%
5 Years	13.87%	13.87%
10 Years	9.25%	9.25%

Class K Shares*
1 Year	8.25%	8.25%
5 Years	14.20%	14.20%
10 Years	9.53%	9.53%

Class I Shares*
1 Year	8.60%	8.60%
5 Years	14.55%	14.55%
10 Years	9.84%	9.84%

Class Z Shares*
1 Year	8.70%	8.70%
Since Inception†	12.84%	12.84%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.21%, 1.92%, 1.91%, 0.91%, 1.54%, 1.23%, 0.89% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.19%
5 Years	15.09%
10 Years	8.49%

Class B Shares
1 Year	-1.39%
5 Years	15.98%
10 Years(a)	8.72%

Class C Shares
1 Year	0.62%
5 Years	15.28%
10 Years	8.19%

Advisor Class Shares*
1 Year	2.53%
5 Years	16.44%
10 Years	9.29%

Class R Shares*
1 Year	1.86%
5 Years	15.78%
10 Years	8.72%

Class K Shares*
1 Year	2.14%
5 Years	16.10%
10 Years	8.99%

Class I Shares*
1 Year	2.51%
5 Years	16.48%
10 Years	9.30%

Class Z Shares*
1 Year	2.60%
Since Inception†	11.14%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB DISCOVERY VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,047.60	$6.18	1.21%
Hypothetical**	$1,000	$1,018.90	$6.09	1.21%
Class B
Actual	$1,000	$1,047.40	$6.48	1.27%
Hypothetical**	$1,000	$1,018.60	$6.39	1.27%
Class C
Actual	$1,000	$1,044.40	$9.74	1.91%
Hypothetical**	$1,000	$1,015.41	$9.60	1.91%
Advisor Class
Actual	$1,000	$1,049.40	$4.65	0.91%
Hypothetical**	$1,000	$1,020.39	$4.58	0.91%
Class R
Actual	$1,000	$1,046.30	$7.86	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%
Class K
Actual	$1,000	$1,047.60	$6.28	1.23%
Hypothetical**	$1,000	$1,018.80	$6.19	1.23%
Class I
Actual	$1,000	$1,049.40	$4.55	0.89%
Hypothetical**	$1,000	$1,020.49	$4.48	0.89%
Class Z
Actual	$1,000	$1,049.80	$4.19	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB DISCOVERY VALUE FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,596.0

TEN LARGEST HOLDINGS†

May 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Fairchild Semiconductor International, Inc.	$41,727,619	1.6%
StanCorp Financial Group, Inc.	40,931,439	1.6
Dean Foods Co.	40,763,829	1.6
CNO Financial Group, Inc.	39,983,580	1.5
Office Depot, Inc.	39,335,298	1.5
Rosetta Resources, Inc.	38,852,352	1.5
Avnet, Inc.	38,479,703	1.5
American Financial Group, Inc./OH	38,166,675	1.5
Zions Bancorporation	38,026,267	1.5
UGI Corp.	37,944,806	1.4
	$394,211,568	15.2%

*	All data are as of May 31, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB DISCOVERY VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.5%
Financials – 27.2%
Banks – 9.1%
Associated Banc-Corp	948,185	$17,987,069
Comerica, Inc.	636,810	31,171,850
First Niagara Financial Group, Inc.	2,143,580	19,099,298
Huntington Bancshares, Inc./OH	3,170,380	35,286,329
Popular, Inc.(a)	749,629	24,355,446
Susquehanna Bancshares, Inc.	1,867,173	25,935,033
Synovus Financial Corp.	713,130	20,695,033
Webster Financial Corp.	608,470	23,054,928
Zions Bancorporation	1,316,699	38,026,267

		235,611,253

Capital Markets – 1.0%
E*TRADE Financial Corp.(a)	872,960	25,717,402

Consumer Finance – 1.2%
SLM Corp.(a)	3,114,142	31,951,097

Insurance – 9.5%
American Financial Group, Inc./OH	601,050	38,166,675
Aspen Insurance Holdings Ltd.	779,620	36,143,183
CNO Financial Group, Inc.	2,221,310	39,983,580
First American Financial Corp.	738,240	26,362,551
Hanover Insurance Group, Inc. (The)	497,260	35,394,967
StanCorp Financial Group, Inc.	551,488	40,931,439
Validus Holdings Ltd.	702,990	30,165,301

		247,147,696

Real Estate Investment Trusts (REITs) – 5.2%
DDR Corp.	1,301,690	22,024,595
DiamondRock Hospitality Co.	2,160,800	28,457,736
Gramercy Property Trust, Inc.	530,520	14,117,137
LTC Properties, Inc.	747,600	31,466,484
Mid-America Apartment Communities, Inc.	280,540	21,430,450
STAG Industrial, Inc.	757,300	16,130,490

		133,626,892

Thrifts & Mortgage Finance – 1.2%
Essent Group Ltd.(a)	1,216,027	31,020,849

		705,075,189

Information Technology – 18.3%
Communications Equipment – 2.1%
Brocade Communications Systems, Inc.	2,082,190	25,746,279
Finisar Corp.(a)(b)	1,253,060	27,442,014

		53,188,293

Electronic Equipment, Instruments & Components – 7.9%
Arrow Electronics, Inc.(a)	544,699	33,112,252
Avnet, Inc.	874,340	38,479,703
CDW Corp./DE	805,490	29,883,679
Celestica, Inc.(a)	331,645	4,245,056

AB DISCOVERY VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Insight Enterprises, Inc.(a)	675,133	$19,801,651
Keysight Technologies, Inc.(a)	781,390	25,676,475
TTM Technologies, Inc.(a)	1,922,870	18,997,956
Vishay Intertechnology, Inc.	2,625,780	34,187,656

		204,384,428

IT Services – 3.1%
Amdocs Ltd.	407,130	22,331,081
Booz Allen Hamilton Holding Corp.	1,326,950	33,638,182
Genpact Ltd.(a)	1,049,150	23,595,383

		79,564,646

Semiconductors & Semiconductor Equipment – 2.9%
Advanced Micro Devices, Inc.(a)(b)	3,361,990	7,665,337
Fairchild Semiconductor International, Inc.(a)	2,094,760	41,727,619
Lam Research Corp.	320,910	26,394,848

		75,787,804

Software – 0.9%
Electronic Arts, Inc.(a)	388,290	24,367,139

Technology Hardware, Storage & Peripherals – 1.4%
NCR Corp.(a)	1,248,170	37,507,509

		474,799,819

Consumer Discretionary – 18.1%
Auto Components – 3.7%
Dana Holding Corp.	1,308,520	28,486,480
Lear Corp.	287,920	33,404,479
Tenneco, Inc.(a)	601,200	35,302,464

		97,193,423

Automobiles – 0.9%
Thor Industries, Inc.	380,210	23,227,029

Hotels, Restaurants & Leisure – 1.3%
Bloomin’ Brands, Inc.	1,544,420	34,687,673

Household Durables – 2.6%
Helen of Troy Ltd.(a)	232,390	20,331,801
Meritage Homes Corp.(a)	703,208	30,842,703
PulteGroup, Inc.	901,570	17,292,112

		68,466,616

Multiline Retail – 2.5%
Big Lots, Inc.	850,670	37,344,413
Dillard’s, Inc. – Class A	228,160	26,468,842

		63,813,255

Specialty Retail – 5.9%
Caleres, Inc.	778,630	24,083,026
Children’s Place, Inc. (The)	565,060	36,954,924
GameStop Corp. – Class A(b)	728,900	31,641,549
Office Depot, Inc.(a)	4,243,290	39,335,298
Pier 1 Imports, Inc.(b)	1,586,910	20,169,626

		152,184,423

10	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.2%
Crocs, Inc.(a)	2,081,180	$31,300,947

		470,873,366

Industrials – 14.6%
Aerospace & Defense – 1.4%
Spirit Aerosystems Holdings, Inc. – Class A(a)	658,930	35,970,989

Construction & Engineering – 4.2%
AECOM(a)	912,222	30,130,693
EMCOR Group, Inc.	582,635	26,434,150
Granite Construction, Inc.	838,470	30,059,149
Tutor Perini Corp.(a)	1,051,100	22,031,056

		108,655,048

Electrical Equipment – 2.0%
General Cable Corp.	832,670	15,729,136
Regal Beloit Corp.	460,610	36,015,096

		51,744,232

Machinery – 3.2%
ITT Corp.	635,147	27,108,074
Oshkosh Corp.	632,060	31,704,130
Terex Corp.	946,440	23,405,461

		82,217,665

Professional Services – 0.6%
Korn/Ferry International	537,231	17,239,743

Road & Rail – 1.9%
Con-way, Inc.	516,071	20,885,393
Ryder System, Inc.	326,990	29,968,634

		50,854,027

Trading Companies & Distributors – 1.3%
WESCO International, Inc.(a)(b)	460,470	33,089,374

		379,771,078

Utilities – 4.9%
Electric Utilities – 2.3%
PNM Resources, Inc.	1,258,833	33,472,369
Westar Energy, Inc.	733,080	26,882,044

		60,354,413

Gas Utilities – 2.6%
Southwest Gas Corp.	555,150	30,233,469
UGI Corp.	1,014,567	37,944,806

		68,178,275

		128,532,688

Materials – 4.7%
Chemicals – 2.1%
A Schulman, Inc.	690,160	29,518,143
Huntsman Corp.	1,069,180	23,992,399

		53,510,542

AB DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 1.7%
Avery Dennison Corp.	388,250	$24,036,558
Graphic Packaging Holding Co.	1,456,630	20,742,411

		44,778,969

Metals & Mining – 0.9%
Steel Dynamics, Inc.	1,062,860	23,180,977

		121,470,488

Health Care – 3.4%
Health Care Providers & Services – 3.4%
LifePoint Health, Inc.(a)	401,877	30,257,319
Molina Healthcare, Inc.(a)	347,600	25,284,424
WellCare Health Plans, Inc.(a)	395,500	33,882,485

		89,424,228

Energy – 3.3%
Oil, Gas & Consumable Fuels – 3.3%
Bill Barrett Corp.(a)(b)	1,372,360	12,117,939
Rosetta Resources, Inc.(a)	1,663,200	38,852,352
SM Energy Co.	654,620	34,249,718

		85,220,009

Consumer Staples – 3.0%
Food Products – 3.0%
Dean Foods Co.	2,213,020	40,763,829
Ingredion, Inc.	443,620	36,363,531

		77,127,360

Total Common Stocks (cost $2,122,335,521)		2,532,294,225

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(c)(d) (cost $71,939,195)	71,939,195	71,939,195

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $2,194,274,716)		2,604,233,420

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.2%
Investment Companies – 3.2%
AB Exchange Reserves – Class I, 0.07%(c)(d) (cost $82,861,670)	82,861,670	82,861,670

Total Investments – 103.5% (cost $2,277,136,386)		2,687,095,090
Other assets less liabilities – (3.5)%		(91,118,421)

Net Assets – 100.0%		$2,595,976,669

12	• AB DISCOVERY VALUE FUND

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB DISCOVERY VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,122,335,521)	$2,532,294,225	(a)
Affiliated issuers (cost $154,800,865—including investment of cash collateral for securities loaned of $82,861,670)	154,800,865
Cash	182
Receivable for investment securities sold	6,546,433
Receivable for shares of beneficial interest sold	4,234,649
Dividends and interest receivable	1,190,991

Total assets	2,699,067,345

Liabilities
Payable for collateral received on securities loaned	82,861,670
Payable for investment securities purchased	13,578,094
Payable for shares of beneficial interest redeemed	4,148,328
Advisory fee payable	1,652,720
Distribution fee payable	378,905
Transfer Agent fee payable	114,877
Administrative fee payable	6,620
Accrued expenses	349,462

Total liabilities	103,090,676

Net Assets	$2,595,976,669

Composition of Net Assets
Paid-in capital	$2,083,784,019
Distributions in excess of net investment income	(826,640)
Accumulated net realized gain on investment transactions	103,060,586
Net unrealized appreciation on investments	409,958,704

	$2,595,976,669

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$632,566,208	30,166,608	$20.97	*

B	$9,138,791	460,162	$19.86

C	$169,754,253	8,864,716	$19.15

Advisor	$1,085,598,387	50,756,722	$21.39

R	$125,757,626	6,107,657	$20.59

K	$69,905,143	3,373,689	$20.72

I	$308,904,772	14,823,611	$20.84

Z	$194,351,489	9,334,417	$20.82

(a)	Includes securities on loan with a value of $81,907,702 (see Note E).

*	The maximum offering price per share for Class A shares was $21.90 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB DISCOVERY VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$15,929,278
Affiliated issuers	45,690
Securities lending income	821,260	$16,796,228

Expenses
Advisory fee (see Note B)	9,052,920
Distribution fee—Class A	947,960
Distribution fee—Class B	51,045
Distribution fee—Class C	853,464
Distribution fee—Class R	332,284
Distribution fee—Class K	86,454
Transfer agency—Class A	392,063
Transfer agency—Class B	7,244
Transfer agency—Class C	107,763
Transfer agency—Advisor Class	612,528
Transfer agency—Class R	172,788
Transfer agency—Class K	69,163
Transfer agency—Class I	170,883
Transfer agency—Class Z	10,565
Custodian	116,778
Registration fees	107,186
Printing	73,369
Audit and tax	24,964
Administrative	24,870
Legal	19,011
Trustees’ fees	16,764
Miscellaneous	32,596

Total expenses	13,282,662
Less: expenses waived and reimbursed by the Distributor (see Note C)	(33,179)

Net expenses		13,249,483

Net investment income		3,546,745

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		122,453,361
Net change in unrealized appreciation/depreciation of investments		(12,585,849)

Net gain on investment transactions		109,867,512

Net Increase in Net Assets from Operations		$113,414,257

See notes to financial statements.

AB DISCOVERY VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,546,745	$12,676,148
Net realized gain on investment transactions	122,453,361	313,861,123
Net change in unrealized appreciation/depreciation of investments	(12,585,849)	(100,224,160)

Net increase in net assets from operations	113,414,257	226,313,111
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,768,621)	(1,531,951)
Class B	(38,338)	(12,273)
Advisor Class	(7,286,039)	(4,021,786)
Class R	(161,715)	– 0	–
Class K	(295,761)	(155,203)
Class I	(2,373,351)	(1,691,911)
Class Z	(381,639)	(84,959)
Net realized gain on investment transactions
Class A	(78,375,685)	(63,229,483)
Class B	(1,440,273)	(1,536,540)
Class C	(22,805,660)	(16,139,607)
Advisor Class	(117,485,261)	(75,983,456)
Class R	(17,028,523)	(12,808,650)
Class K	(8,424,034)	(6,208,421)
Class I	(37,615,037)	(29,071,689)
Class Z	(5,435,040)	(1,292,107)
Transactions in Shares of Beneficial Interest
Net increase	400,475,841	9,835,069

Total increase	211,975,121	22,380,144
Net Assets
Beginning of period	2,384,001,548	2,361,621,404

End of period (including distributions in excess of net investment income of ($826,640) and undistributed net investment income of $8,932,079, respectively)	$2,595,976,669	$2,384,001,548

See notes to financial statements.

16	• AB DISCOVERY VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Discovery Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

AB DISCOVERY VALUE FUND •	17

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

18	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or

AB DISCOVERY VALUE FUND •	19

Notes to Financial Statements

uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,532,294,225		$	– 0	–	$	– 0	–	$2,532,294,225
Short-Term Investments	71,939,195			– 0	–		– 0	–	71,939,195
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	82,861,670			– 0	–		– 0	–	82,861,670

Total Investments in Securities	2,687,095,090			– 0	–		– 0	–	2,687,095,090
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$2,687,095,090		$	– 0	–	$	– 0	–	$2,687,095,090

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

20	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such

AB DISCOVERY VALUE FUND •	21

Notes to Financial Statements

taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2015, the reimbursement for such services amounted to $24,870.

22	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $576,946 for the six months ended May 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,231 from the sale of Class A shares and received $6,946, $775 and $4,350 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$29,753	$391,566	$349,380	$71,939	$23

Brokerage commissions paid on investment transactions for the six months ended May 31, 2015 amounted to $1,064,704, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of

AB DISCOVERY VALUE FUND •	23

Notes to Financial Statements

average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. For the period June 1, 2011 through July 31, 2012, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of average daily net assets attributable to Class B shares. As of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2015, such waiver amounted to $33,179. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $166,618, $3,041,512, $1,790,646 and $608,960 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$581,816,129		$523,489,314
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$483,823,615
Gross unrealized depreciation	(73,864,911)

Net unrealized appreciation	$409,958,704

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

24	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

The Fund did not engage in derivatives transactions for the six months ended May 31, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2015, the Fund had securities

AB DISCOVERY VALUE FUND •	25

Notes to Financial Statements

on loan with a value of $81,907,702 and had received cash collateral which has been invested into AB Exchange Reserves of $82,861,670. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $821,260 and $23,111 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)
$55,962	$320,557	$293,657	$82,862

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class A
Shares sold	2,660,044	5,232,344	$55,324,651	$114,315,698

Shares issued in reinvestment of dividends and distributions	3,806,982	2,874,483	75,797,017	60,134,097

Shares converted from Class B	116,369	254,407	2,412,335	5,561,354

Shares redeemed	(4,780,472)	(11,956,511)	(98,803,146)	(263,327,197)

Net increase (decrease)	1,802,923	(3,595,277)	$34,730,857	$(83,316,048)

Class B
Shares sold	6,718	19,903	$132,466	$418,544

Shares issued in reinvestment of dividends and distributions	73,329	73,461	1,383,714	1,465,644

Shares converted to Class A	(122,776)	(266,835)	(2,412,335)	(5,561,354)

Shares redeemed	(28,384)	(88,901)	(555,880)	(1,859,714)

Net decrease	(71,113)	(262,372)	$(1,452,035)	$(5,536,880)

26	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class C
Shares sold	409,858	915,370	$7,750,563	$18,566,800

Shares issued in reinvestment of distributions	1,150,481	762,145	20,984,775	14,808,474

Shares redeemed	(968,692)	(1,422,336)	(18,425,639)	(28,876,709)

Net increase	591,647	255,179	$10,309,699	$4,498,565

Advisor Class
Shares sold	10,388,529	9,312,103	$219,462,077	$208,249,673

Shares issued in reinvestment of dividends and distributions	5,713,774	1,994,476	115,875,337	42,422,497

Shares redeemed	(7,789,067)	(7,370,971)	(164,203,946)	(165,037,487)

Net increase	8,313,236	3,935,608	$171,133,468	$85,634,683

Class R
Shares sold	502,819	1,303,570	$10,219,269	$28,135,782

Shares issued in reinvestment of dividends and distributions	877,789	621,078	17,187,113	12,806,632

Shares redeemed	(1,437,915)	(2,189,953)	(29,256,931)	(47,082,398)

Net decrease	(57,307)	(265,305)	$(1,850,549)	$(6,139,984)

Class K
Shares sold	417,841	581,609	$8,586,418	$12,569,766

Shares issued in reinvestment of dividends and distributions	443,079	307,273	8,719,787	6,363,619

Shares redeemed	(530,116)	(951,251)	(10,871,595)	(20,582,108)

Net increase (decrease)	330,804	(62,369)	$6,434,610	$(1,648,723)

Class I
Shares sold	1,137,198	3,349,793	$23,573,577	$73,257,513

Shares issued in reinvestment of dividends and distributions	2,020,444	1,478,205	39,923,969	30,731,883

Shares redeemed	(1,787,500)	(5,892,988)	(36,621,382)	(127,408,783)

Net increase (decrease)	1,370,142	(1,064,990)	$26,876,164	$(23,419,387)

AB DISCOVERY VALUE FUND •	27

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class Z
Shares sold	7,650,049	2,172,646	$157,846,529	$47,327,920

Shares issued in reinvestment of dividends and distributions	294,595	66,253	5,815,309	1,376,078

Shares redeemed	(452,757)	(396,829)	(9,368,211)	(8,941,155)

Net increase	7,491,887	1,842,070	$154,293,627	$39,762,843

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”)

28	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$64,311,774	$37,516,975
Net long-term capital gains	149,456,262	47,400,858

Total taxable distributions paid	$213,768,036	$84,917,833

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$29,602,264
Undistributed capital gain	252,927,711
Unrealized appreciation/(depreciation)	418,163,395	(a)

Total accumulated earnings/(deficit)	$700,693,370

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2014, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB DISCOVERY VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
		2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 22.91	$ 22.87	$ 17.40	$ 16.11		$ 16.38		$ 13.13

Income From Investment Operations
Net investment income(a)	.02	.10	.05	.06	(b)	.03	(b)	.02	(b)
Net realized and unrealized gain (loss) on investment transactions	.92	2.00	6.31	2.18		(.29)		3.27

Net increase (decrease) in net asset value from operations	.94	2.10	6.36	2.24		(.26)		3.29

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.05)	(.06)	(.03)		(.01)		(.04)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.88)	(2.06)	(.89)	(.95)		(.01)		(.04)

Net asset value, end of period	$ 20.97	$ 22.91	$ 22.87	$ 17.40		$ 16.11		$ 16.38

Total Return
Total investment return based on net asset value(c)	4.76%	10.04%	38.20%	14.71%		(1.57)%		25.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$632,566	$649,671	$730,909	$523,130		$553,923		$555,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21%^	1.21%	1.22%	1.25%		1.15%		1.15	%+
Expenses, before waivers/reimbursements	1.21%^	1.21%	1.22%	1.28%		1.27%		1.33	%+
Net investment income	.20%^	.45%	.27%	.35	%(b)	.15	%(b)	.17	%(b)+
Portfolio turnover rate	22%	50%	56%	63%		72%		57%

See footnote summary on page 37.

30	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
		2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 21.83	$ 21.87	$ 16.66	$ 15.47	$ 15.75		$ 12.65

Income From Investment Operations
Net investment income (loss)(a)(d)	.01	.08	.05	.04	(.00	)(e)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.87	1.91	6.03	2.08	(.27)		3.15

Net increase (decrease) in net asset value from operations	.88	1.99	6.08	2.12	(.27)		3.14

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)	(.04)	(.01)	(.01)		(.04)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)	– 0	–	– 0	–

Total dividends and distributions	(2.85)	(2.03)	(.87)	(.93)	(.01)		(.04)

Net asset value, end of period	$ 19.86	$ 21.83	$ 21.87	$ 16.66	$ 15.47		$ 15.75

Total Return
Total investment return based on net asset value(c)	4.74%	9.97%	38.14%	14.57%	(1.71)%		24.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,139	$11,597	$17,356	$21,546	$30,972		$47,532
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27%^	1.27%	1.29%	1.36%	1.30%		1.31	%+
Expenses, before waivers/reimbursements	1.92%^	1.92%	1.94%	2.04%	2.03%		2.09	%+
Net investment income (loss)(d)	.14%^	.40%	.25%	.24%	(.01)%		(.03	)%+
Portfolio turnover rate	22%	50%	56%	63%	72%		57%

See footnote summary on page 37.

AB DISCOVERY VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
		2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 21.13	$ 21.35	$ 16.35	$ 15.28		$ 15.63		$ 12.58

Income From Investment Operations
Net investment loss(a)	(.05)	(.05)	(.08)	(.06	)(b)	(.09	)(b)	(.08	)(b)
Net realized and unrealized gain (loss) on investment transactions	.85	1.84	5.91	2.05		(.26)		3.13

Net increase (decrease) in net asset value from operations	.80	1.79	5.83	1.99		(.35)		3.05

Less: Distributions
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Net asset value, end of period	$ 19.15	$ 21.13	$ 21.35	$ 16.35		$ 15.28		$ 15.63

Total Return
Total investment return based on net asset value(c)	4.44%	9.22%	37.25%	13.84%		(2.24)%		24.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$169,754	$174,848	$171,167	$131,370		$137,491		$145,004
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.91%^	1.91%	1.93%	1.96%		1.85%		1.85	%+
Expenses, before waivers/reimbursements	1.91%^	1.91%	1.93%	2.00%		1.99%		2.05	%+
Net investment loss	(.50 )%^	(.26)%	(.42)%	(.36	)%(b)	(.56	)%(b)	(.53	)%(b)+
Portfolio turnover rate	22%	50%	56%	63%		72%		57%

See footnote summary on page 37.

32	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
		2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 23.35	$ 23.27	$ 17.70	$ 16.37		$ 16.63		$ 13.32

Income From Investment Operations
Net investment income(a)	.05	.17	.12	.11	(b)	.08	(b)	.07	(b)
Net realized and unrealized gain (loss) on investment transactions	.94	2.03	6.40	2.21		(.28)		3.31

Net increase (decrease) in net asset value from operations	.99	2.20	6.52	2.32		(.20)		3.38

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.11)	(.12)	(.07)		(.06)		(.07)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.95)	(2.12)	(.95)	(.99)		(.06)		(.07)

Net asset value, end of period	$ 21.39	$ 23.35	$ 23.27	$ 17.70		$ 16.37		$ 16.63

Total Return
Total investment return based on net asset value(c)	4.94%	10.34%	38.58%	15.06%		(1.23)%		25.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,085,599	$991,020	$895,950	$620,539		$296,244		$238,840
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%^	.91%	.93%	.96%		.85%		.85	%+
Expenses, before waivers/reimbursements	.91%^	.91%	.93%	.98%		.97%		1.03	%+
Net investment income	.48%^	.74%	.58%	.63	%(b)	.46	%(b)	.46	%(b)+
Portfolio turnover rate	22%	50%	56%	63%		72%		57%

See footnote summary on page 37.

AB DISCOVERY VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 22.50	$ 22.53	$ 17.17	$ 15.93	$ 16.21	$ 13.01

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.03	(.00	)(e)	.02	(b)	(.01	)(b)	(.00	)(b)(e)
Net realized and unrealized gain (loss) on investment transactions	.91	1.95	6.22	2.14	(.27)	3.23

Net increase (decrease) in net asset value from operations	.90	1.98	6.22	2.16	(.28)	3.23

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	(.03)	– 0	–	– 0	–	(.03)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)	– 0	–	– 0	–

Total dividends and distributions	(2.81)	(2.01)	(.86)	(.92)	– 0	–	(.03)

Net asset value, end of period	$ 20.59	$ 22.50	$ 22.53	$ 17.17	$ 15.93	$ 16.21

Total Return
Total investment return based on net asset value(c)	4.63%	9.61%	37.81%	14.37%	(1.73)%	24.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$125,758	$138,740	$144,845	$134,801	$108,078	$91,714
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54	%^	1.54%	1.54%	1.51%	1.35%	1.35	%+
Expenses, before waivers/reimbursements	1.54	%^	1.54%	1.54%	1.56%	1.56%	1.60	%+
Net investment income (loss)	(.13	)%^	.12%	(.01)%	.10	%(b)	(.04	)%(b)	(.02	)%(b)+
Portfolio turnover rate	22%	50%	56%	63%	72%	57%

See footnote summary on page 37.

34	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
		2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 22.67	$ 22.66	$ 17.27	$ 16.00		$ 16.27		$ 13.05

Income From Investment Operations
Net investment income(a)	.02	.09	.05	.06	(b)	.03	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	.91	1.98	6.24	2.16		(.27)		3.25

Net increase (decrease) in net asset value from operations	.93	2.07	6.29	2.22		(.24)		3.28

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.05)	(.07)	(.03)		(.03)		(.06)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.88)	(2.06)	(.90)	(.95)		(.03)		(.06)

Net asset value, end of period	$ 20.72	$ 22.67	$ 22.66	$ 17.27		$ 16.00		$ 16.27

Total Return
Total investment return based on net asset value(c)	4.76%	10.01%	38.13%	14.75%		(1.50)%		25.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,905	$68,981	$70,370	$50,852		$38,947		$41,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%^	1.23%	1.23%	1.22%		1.10%		1.10	%+
Expenses, before waivers/reimbursements	1.23%^	1.23%	1.23%	1.25%		1.25%		1.30	%+
Net investment income	.17%^	.43%	.26%	.39	%(b)	.19	%(b)	.23	%+(b)
Portfolio turnover rate	22%	50%	56%	63%		72%		57%

See footnote summary on page 37.

AB DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
		2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 22.83	$ 22.80	$ 17.36	$ 16.08		$ 16.35		$ 13.11

Income From Investment Operations
Net investment income(a)	.05	.17	.12	.12	(b)	.08	(b)	.07	(b)
Net realized and unrealized gain (loss) on investment transactions	.92	1.99	6.28	2.16		(.27)		3.26

Net increase (decrease) in net asset value from operations	.97	2.16	6.40	2.28		(.19)		3.33

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.12)	(.13)	(.08)		(.08)		(.09)
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.96)	(2.13)	(.96)	(1.00)		(.08)		(.09)

Net asset value, end of period	$ 20.84	$ 22.83	$ 22.80	$ 17.36		$ 16.08		$ 16.35

Total Return
Total investment return based on net asset value(c)	4.94%	10.39%	38.64%	15.09%		(1.23)%		25.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$308,905	$307,096	$331,014	$159,682		$208,854		$203,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89%^	.89%	.89%	.89%		.85%		.85	%+
Expenses, before waivers/reimbursements	.89%^	.89%	.89%	.90%		.91%		.96	%+
Net investment income	.51%^	.77%	.59%	.73	%(b)	.45	%(b)	.48	%(b)+
Portfolio turnover rate	22%	50%	56%	63%		72%		57%

See footnote summary on page 37.

36	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	October 15, 2013(f) to November 30, 2013

Net asset value, beginning of period	$ 22.82	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.05	.16	.02
Net realized and unrealized gain on investment transactions	.93	2.00	1.06

Net increase in net asset value from operations	.98	2.16	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(2.78)	(2.01)	– 0	–

Total dividends and distributions	(2.98)	(2.14)	– 0	–

Net asset value, end of period	$ 20.82	$ 22.82	$ 22.80

Total Return
Total investment return based on net asset value(c)	4.98%	10.42%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$194,351	$42,049	$10
Ratio to average net assets of:
Expenses	.82%^	.81%	.75	%^
Net investment income	.45%^	.74%	.83	%^
Portfolio turnover rate.	22%	50%	56%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by Distributor.

(e)	Amount is less than $.005.

(f)	Commencement of distribution.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB DISCOVERY VALUE FUND •	37

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Shri Singhvi(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• AB DISCOVERY VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (formerly AllianceBernstein Small/Mid Cap Value Fund) (the “Fund”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

AB DISCOVERY VALUE FUND •	39

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

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of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2015 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the indices) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund outperformed the Russell 2500 Value Index in all periods except in the 5-year period. It lagged the Russell 2500 Index in the 5-year period, but outperformed it in the 1-year period and the period since inception, was even with it in the 3-year period and close to it in the 10-year period. The trustees noted that at their August 2012 meetings they approved a name change to AllianceBernstein Discovery Value Fund from AllianceBernstein Small/Mid Cap Value Fund effective November 1, 2012. Based on their review, the trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

AB DISCOVERY VALUE FUND •	41

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

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Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB DISCOVERY VALUE FUND •	43

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust (the “Trust”) in respect of AB Discovery Value Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AB Small-Mid Cap Value Fund to AB Discovery Value Fund.

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Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Fund	Category	Advisory Fee	Net Assets 3/31/15 ($MIL)
Discovery Value Fund	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$2,444.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $51,316 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Discovery Value Fund	Advisor	0.91%	November 30
	Class A	1.21%
	Class B	1.92%
	Class C	1.91%
	Class R	1.54%
	Class K	1.23%
	Class I	0.89%
	Class Z	0.81%

4	Jones v. Harris at 1427.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB DISCOVERY VALUE FUND •	45

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule,

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets:7

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Value Fund	$2,444.4	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25m	0.558%	0.750%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

AB DISCOVERY VALUE FUND •	47

been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.455%	0.750%

	Client #2	0.95% on 1st $10 million 0.75% on next $40 million 0.65% on next $50 million 0.55% on the balance	0.557%	0.750%

	Client #3	0.61% on 1st $150 million 0.50% on the balance	0.507%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

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fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Discovery Value Fund	0.750	0.793	4/12

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).13 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Value Fund	1.210	1.289	2/12	1.340	5/33

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

AB DISCOVERY VALUE FUND •	49

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

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During the Fund’s most recently completed fiscal year, ABI received from the Fund $14,347, $4,852,572 and $21,834 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.15

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,075,190 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that

15	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB DISCOVERY VALUE FUND •	51

changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

52	• AB DISCOVERY VALUE FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2015.21

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.52	5.20	5.69	3/12	3/41
3 year	17.45	15.74	15.13	2/11	4/37
5 year	14.84	14.45	14.58	5/10	17/34
10 year	9.21	8.08	7.79	2/10	5/27

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Discovery Value Fund	9.52	17.45	14.84	9.21	11.41	20.18	0.46	10
Russell 2500 Value Index	6.95	16.87	15.46	8.21	10.31	18.43	0.44	10
Russell 2500 Index	8.24	17.45	16.89	9.25	10.05	N/A	N/A	N/A
Inception Date: March 29, 2001

19	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB DISCOVERY VALUE FUND •	53

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

54	• AB DISCOVERY VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB DISCOVERY VALUE FUND •	55

AB Family of Funds

NOTES

56	• AB DISCOVERY VALUE FUND

NOTES

AB DISCOVERY VALUE FUND •	57

NOTES

58	• AB DISCOVERY VALUE FUND

NOTES

AB DISCOVERY VALUE FUND •	59

NOTES

60	• AB DISCOVERY VALUE FUND

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0152-0515

MAY    5.31.15

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of
AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 13, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein International Value Fund to AB International Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of

AB INTERNATIONAL VALUE FUND •	1

supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental” securities, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2015.

All share classes of the Fund outperformed the benchmark for both periods. For the six-month period, security selection in the capital equipment, energy and transportation sectors contributed to performance relative to the benchmark, as did overweights in the technology and capital equipment sectors. In contrast, security selection in the health care and technology sectors had a negative impact on returns. For the 12-month period, security selection was positive in the transportation, capital equipment, telecommunications and energy sectors; the health care and technology sectors detracted. Sector selection was also positive, due to overweights in technology and capital equipment.

Country exposure was positive overall during both periods, due to an overweight in Japan and underweights in the United Kingdom and Spain; overweights in India, Korea and Brazil detracted. An underweight in Switzerland contributed to returns in the six-month period, while an underweight in Australia contributed during the 12-month period.

Derivatives were utilized in the form of Treasury futures for investment purposes, which added to returns during both periods in absolute terms, and currency forwards for hedging and investment purposes, which had a negative impact on returns for both periods.

Market Review and Investment Strategy

International equity markets rose in the six-month period, though Greek exit concerns and worries over market liquidity in China negatively weighed on investor sentiment. Investors were also nervous about the timing of a rate hike in the U.S., as a resilient economic recovery fueled speculation that the U.S. Federal Reserve would increase interest rates earlier than expected. Meanwhile, European equities surged, driven by monetary stimulus and a weakening euro. Japanese stocks gained momentum as well, fueled by encouraging corporate earnings potential and expectations of further easing from the Bank of Japan. A gradual recovery in the price of oil helped energy stocks.

The International Value Investment Team (the “Team”) has continued to identify the most attractive opportunities against a changing market backdrop. The Team has the flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential of equities.

2	• AB INTERNATIONAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERNATIONAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB INTERNATIONAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Value Fund
Class A	7.49%	1.14%

Class B*	7.08%	0.37%

Class C	7.06%	0.33%

Advisor Class†	7.66%	1.44%

Class R†	7.33%	0.87%

Class K†	7.53%	1.24%

Class I†	7.79%	1.66%

MSCI EAFE Index (net)	4.84%	-0.48%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.14%	-3.19%
5 Years	7.14%	6.21%
10 Years	2.40%	1.96%

Class B Shares
1 Year	0.37%	-3.57%
5 Years	6.34%	6.34%
10 Years(a)	1.79%	1.79%

Class C Shares
1 Year	0.33%	-0.65%
5 Years	6.37%	6.37%
10 Years	1.67%	1.67%

Advisor Class Shares*
1 Year	1.44%	1.44%
5 Years	7.47%	7.47%
10 Years	2.71%	2.71%

Class R Shares*
1 Year	0.87%	0.87%
5 Years	6.93%	6.93%
10 Years	2.18%	2.18%

Class K Shares*
1 Year	1.24%	1.24%
5 Years	7.27%	7.27%
10 Years	2.49%	2.49%

Class I Shares*
1 Year	1.66%	1.66%
5 Years	7.70%	7.70%
10 Years	2.88%	2.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.42%, 2.18%, 2.17%, 1.16%, 1.63%, 1.32% and 0.89% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.63%
5 Years	6.40%
10 Years	1.48%

Class B Shares
1 Year	-7.02%
5 Years	6.52%
10 Years(a)	1.31%

Class C Shares
1 Year	-4.16%
5 Years	6.55%
10 Years	1.19%

Advisor Class Shares*
1 Year	-2.18%
5 Years	7.65%
10 Years	2.23%

Class R Shares*
1 Year	-2.70%
5 Years	7.12%
10 Years	1.70%

Class K Shares*
1 Year	-2.39%
5 Years	7.47%
10 Years	2.01%

Class I Shares*
1 Year	-1.97%
5 Years	7.91%
10 Years	2.40%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB INTERNATIONAL VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,074.90	$7.91	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%
Class B
Actual	$1,000	$1,070.80	$11.72	2.27%
Hypothetical**	$1,000	$1,013.61	$11.40	2.27%
Class C
Actual	$1,000	$1,070.60	$11.67	2.26%
Hypothetical**	$1,000	$1,013.66	$11.35	2.26%
Advisor Class
Actual	$1,000	$1,076.60	$6.47	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class R
Actual	$1,000	$1,073.30	$8.68	1.68%
Hypothetical**	$1,000	$1,016.55	$8.45	1.68%
Class K
Actual	$1,000	$1,075.30	$7.09	1.37%
Hypothetical**	$1,000	$1,018.10	$6.89	1.37%
Class I
Actual	$1,000	$1,077.90	$4.87	0.94%
Hypothetical**	$1,000	$1,020.24	$4.73	0.94%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB INTERNATIONAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $401.2

*	All data are as of May 31, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries: Argentina, Belgium, Brazil, Canada, Finland, Germany, Israel, Norway, Russia, South Africa, South Korea, and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB INTERNATIONAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$13,158,241	3.3%
GlaxoSmithKline PLC	11,009,837	2.7
Mitsubishi UFJ Financial Group, Inc.	10,492,181	2.6
Liberty Global PLC – Series C	8,704,167	2.2
Vodafone Group PLC	8,438,243	2.1
BG Group PLC	8,276,354	2.1
Airbus Group NV	7,988,055	2.0
Nippon Telegraph & Telephone Corp.	7,987,931	2.0
Imperial Tobacco Group PLC	7,768,667	1.9
Honda Motor Co., Ltd.	7,213,987	1.8
	$91,037,663	22.7%

*	Long-term investments.

10	• AB INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Financials – 21.8%
Banks – 13.2%
Banco Macro SA (ADR)	26,030	$1,289,006
Bank Hapoalim BM	556,322	2,915,355
Bank of Baroda	456,250	1,160,671
Bank of China Ltd. – Class H	4,510,000	2,981,871
Bank of Queensland Ltd.	490,170	4,949,822
Danske Bank A/S	217,730	6,382,370
ICICI Bank Ltd.	315,600	1,566,579
ING Groep NV	424,785	7,013,865
Intesa Sanpaolo SpA	827,150	2,996,503
Mitsubishi UFJ Financial Group, Inc.	1,422,900	10,492,181
Shinhan Financial Group Co., Ltd.	30,530	1,142,869
Societe Generale SA(a)	76,342	3,557,090
Sumitomo Mitsui Financial Group, Inc.	53,700	2,436,870
UniCredit SpA	605,740	4,249,879

		53,134,931

Diversified Financial Services – 2.1%
Challenger Ltd./Australia	510,380	2,670,944
ORIX Corp.	372,400	5,871,707

		8,542,651

Insurance – 4.8%
AIA Group Ltd.	591,400	3,874,660
Assicurazioni Generali SpA	307,990	5,965,140
Aviva PLC	313,974	2,518,380
Direct Line Insurance Group PLC	449,800	2,319,083
NN Group NV(b)	84,240	2,354,200
Suncorp Group Ltd.	196,160	2,022,837

		19,054,300

Real Estate Management & Development – 1.5%
Aeon Mall Co., Ltd.	105,900	1,939,481
Lend Lease Group	209,296	2,650,430
Wharf Holdings Ltd. (The)	217,000	1,494,348

		6,084,259

Thrifts & Mortgage Finance – 0.2%
LIC Housing Finance Ltd.	101,450	665,064

		87,481,205

Consumer Discretionary – 18.2%
Auto Components – 7.4%
Aisin Seiki Co., Ltd.	115,000	5,286,315
Bridgestone Corp.	67,400	2,797,423
Cie Generale des Etablissements Michelin – Class B	17,582	1,881,179
Magna International, Inc. (New York) – Class A	76,160	4,379,962
Nokian Renkaat Oyj	85,180	2,748,541
Plastic Omnium SA	80,066	2,269,726
Sumitomo Electric Industries Ltd.	366,400	5,826,957

AB INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Valeo SA(a)	28,400	$4,524,151

		29,714,254

Automobiles – 4.6%
Great Wall Motor Co., Ltd. – Class H	205,000	1,311,949
Honda Motor Co., Ltd.	209,800	7,213,987
Isuzu Motors Ltd.	211,000	2,857,167
Peugeot SA(b)	228,450	4,755,122
Tata Motors Ltd.	192,450	1,451,561
Tata Motors Ltd. – Class A	164,777	775,409

		18,365,195

Media – 3.7%
Liberty Global PLC – Series C(b)	161,938	8,704,167
Vivendi SA	245,426	6,236,038

		14,940,205

Specialty Retail – 2.1%
Foschini Group Ltd. (The)	107,240	1,437,217
Kingfisher PLC	342,360	1,942,455
Shimamura Co., Ltd.	22,600	2,426,827
Yamada Denki Co., Ltd.(a)	652,600	2,739,025

		8,545,524

Textiles, Apparel & Luxury Goods – 0.4%
Kering	8,660	1,519,461

		73,084,639

Industrials – 12.0%
Aerospace & Defense – 2.9%
Airbus Group NV(a)	117,367	7,988,055
Safran SA	51,280	3,624,853

		11,612,908

Air Freight & Logistics – 0.7%
Royal Mail PLC	337,880	2,707,196

Airlines – 2.9%
International Consolidated Airlines Group SA(b)	737,610	6,262,767
Japan Airlines Co., Ltd.	45,700	1,565,743
Qantas Airways Ltd.(b)	1,509,553	4,050,235

		11,878,745

Industrial Conglomerates – 0.8%
Hutchison Whampoa Ltd.(c)(d)	208,000	3,084,999

Machinery – 1.1%
JTEKT Corp.	243,700	4,440,185

Marine – 1.7%
AP Moeller – Maersk A/S – Class B	962	1,854,250
Nippon Yusen KK	1,670,000	5,026,750

		6,881,000

Professional Services – 0.7%
Adecco SA(b)	34,790	2,767,757

12	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 1.2%
Central Japan Railway Co.	27,800	$4,817,813

		48,190,603

Information Technology – 9.8%
Electronic Equipment, Instruments & Components – 1.1%
Hitachi Ltd.	434,000	2,954,282
Largan Precision Co., Ltd.	13,000	1,442,225

		4,396,507

IT Services – 0.5%
Cap Gemini SA	23,770	2,060,661

Semiconductors & Semiconductor Equipment – 6.7%
Advanced Semiconductor Engineering, Inc.	1,102,000	1,571,595
ASM International NV(a)	91,430	4,464,941
Infineon Technologies AG	302,370	3,948,815
Novatek Microelectronics Corp.	494,000	2,682,984
SCREEN Holdings Co., Ltd.	618,000	4,736,392
Sumco Corp.	321,800	4,838,453
Tokyo Electron Ltd.	72,200	4,640,235

		26,883,415

Technology Hardware, Storage & Peripherals – 1.5%
Casetek Holdings Ltd.	264,000	1,857,228
Catcher Technology Co., Ltd.	124,000	1,447,512
Samsung Electronics Co., Ltd.	2,310	2,717,425

		6,022,165

		39,362,748

Telecommunication Services – 8.3%
Diversified Telecommunication Services – 4.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	829,816	1,388,300
BT Group PLC	604,180	4,132,282
Nippon Telegraph & Telephone Corp.	115,500	7,987,931
Telefonica Brasil SA (Preference Shares)	185,464	2,610,570
Telenor ASA	85,020	1,924,888

		18,043,971

Wireless Telecommunication Services – 3.8%
China Mobile Ltd.	210,000	2,771,226
SK Telecom Co., Ltd.	6,130	1,355,102
Sunrise Communications Group AG(b)(e)	18,405	1,520,009
Turkcell Iletisim Hizmetleri AS	249,920	1,089,296
Vodafone Group PLC	2,158,676	8,438,243

		15,173,876

		33,217,847

AB INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 7.4%
Energy Equipment & Services – 0.3%
Aker Solutions ASA(e)	179,780	$1,055,327

Oil, Gas & Consumable Fuels – 7.1%
BG Group PLC	474,820	8,276,354
JX Holdings, Inc.	1,288,400	5,680,748
Lukoil OAO (London) (Sponsored ADR)	37,940	1,811,256
Petroleo Brasileiro SA (Sponsored ADR)(b)	272,100	2,103,333
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	148,203	4,418,991
TOTAL SA(a)	127,010	6,409,618

		28,700,300

		29,755,627

Health Care – 7.2%
Biotechnology – 0.7%
Actelion Ltd. (REG)(b)	19,500	2,727,783

Pharmaceuticals – 6.5%
Astellas Pharma, Inc.	125,300	1,818,570
GlaxoSmithKline PLC	495,510	11,009,837
Roche Holding AG	43,160	13,158,241

		25,986,648

		28,714,431

Materials – 6.0%
Chemicals – 4.1%
Arkema SA	41,141	3,051,023
Denki Kagaku Kogyo KK	524,000	2,371,360
Incitec Pivot Ltd.	600,286	1,822,768
JSR Corp.	286,500	5,199,933
Koninklijke DSM NV	65,321	3,867,048

		16,312,132

Construction Materials – 1.0%
Boral Ltd.	841,670	4,012,350

Paper & Forest Products – 0.9%
Mondi PLC	164,392	3,713,682

		24,038,164

Consumer Staples – 4.5%
Beverages – 0.4%
Asahi Group Holdings Ltd.	43,100	1,377,555

Food & Staples Retailing – 1.4%
Delhaize Group SA(a)	60,340	5,386,078

Household Products – 0.8%
Reckitt Benckiser Group PLC	36,790	3,322,709

Tobacco – 1.9%
Imperial Tobacco Group PLC	150,650	7,768,667

		17,855,009

14	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 3.7%
Electric Utilities – 3.2%
EDP – Energias de Portugal SA	1,625,866	$6,342,802
Electricite de France SA(a)	144,990	3,561,228
Enel SpA	589,396	2,864,899

		12,768,929

Independent Power and Renewable Electricity Producers – 0.5%
Huadian Power International Corp., Ltd. – Class H	1,890,000	2,182,249

		14,951,178

Total Common Stocks (cost $357,946,401)		396,651,451

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(f)(g) (cost $2,629,736)	2,629,736	2,629,736

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $360,576,137)		399,281,187

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 7.6%
Investment Companies – 7.6%
AB Exchange Reserves – Class I, 0.07%(f)(g) (cost $30,600,237)	30,600,237	30,600,237

Total Investments – 107.1% (cost $391,176,374)		429,881,424
Other assets less liabilities – (7.1)%		(28,653,916)

Net Assets – 100.0%		$401,227,508

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	14	June 2015	$1,724,206	$1,884,865	$160,659

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	348,787	USD	2,929	6/18/15	$118,491
Barclays Bank PLC	USD	2,371	NOK	17,912	6/18/15	(66,710)
Barclays Bank PLC	TWD	262,311	USD	8,539	9/17/15	6,843
BNP Paribas SA	AUD	1,730	USD	1,369	6/18/15	47,057
BNP Paribas SA	CNY	43,230	USD	6,927	6/18/15	(134,076)

AB INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	GBP	18,217	USD	27,039	6/18/15	$(800,359)
BNP Paribas SA	NZD	5,739	USD	4,347	6/18/15	281,396
BNP Paribas SA	USD	15,533	GBP	10,072	6/18/15	(140,872)
BNP Paribas SA	USD	21,529	GBP	14,004	9/17/15	(141,698)
Citibank	USD	10,365	EUR	9,519	6/18/15	92,320
Credit Suisse International	RUB	69,789	USD	1,397	6/17/15	72,933
Credit Suisse International	USD	10,597	EUR	9,778	6/18/15	144,021
Deutsche Bank AG	AUD	3,690	USD	2,817	6/18/15	(1,368)
Deutsche Bank AG	NOK	17,912	USD	2,226	6/18/15	(77,732)
Goldman Sachs Bank USA	BRL	9,062	USD	2,942	6/02/15	97,517
Goldman Sachs Bank USA	USD	2,851	BRL	9,062	6/02/15	(6,710)
Goldman Sachs Bank USA	KRW	6,165,590	USD	5,477	6/18/15	(53,041)
Goldman Sachs Bank USA	USD	7,979	SEK	68,142	6/18/15	15,243
Goldman Sachs Bank USA	JPY	1,509,221	USD	12,203	9/17/15	25,955
Goldman Sachs Bank USA	USD	1,720	CNY	10,595	9/17/15	(31)
JPMorgan Chase Bank	USD	10,306	GBP	6,715	6/18/15	(43,576)
Morgan Stanley & Co., Inc.	CHF	4,167	USD	4,441	6/18/15	4,961
Morgan Stanley & Co., Inc.	USD	1,287	ILS	4,981	6/18/15	277
Morgan Stanley & Co., Inc.	CAD	4,455	USD	3,642	9/17/15	65,553
Royal Bank of Scotland PLC	BRL	5,690	USD	1,939	6/02/15	153,429
Royal Bank of Scotland PLC	USD	1,790	BRL	5,690	6/02/15	(4,213)
Royal Bank of Scotland PLC	ILS	18,281	USD	4,538	6/18/15	(185,976)
Royal Bank of Scotland PLC	JPY	2,793,550	USD	23,095	6/18/15	582,589
Royal Bank of Scotland PLC	USD	18,736	AUD	24,541	6/18/15	10,449
Royal Bank of Scotland PLC	USD	13,265	CHF	13,164	6/18/15	749,020
Royal Bank of Scotland PLC	USD	7,060	CNY	43,230	6/18/15	1,717
Royal Bank of Scotland PLC	USD	7,539	GBP	4,914	6/18/15	(29,277)
Royal Bank of Scotland PLC	USD	10,743	NZD	14,456	6/18/15	(501,712)
Royal Bank of Scotland PLC	CNY	10,595	USD	1,718	9/17/15	(1,782)
Royal Bank of Scotland PLC	JPY	711,443	USD	5,911	9/17/15	171,017
Societe Generale	NZD	5,125	USD	3,642	6/18/15	11,409
Standard Chartered Bank	AUD	8,947	USD	7,038	6/18/15	203,269
Standard Chartered Bank	HKD	57,616	USD	7,424	6/18/15	(6,313)
Standard Chartered Bank	USD	4,673	GBP	3,137	6/18/15	121,267
State Street Bank & Trust Co.	EUR	2,529	USD	2,753	6/18/15	(25,508)
State Street Bank & Trust Co.	USD	2,751	EUR	2,454	6/18/15	(55,715)
State Street Bank & Trust Co.	USD	1,297	ILS	5,039	6/18/15	5,027
State Street Bank & Trust Co.	USD	5,848	JPY	698,897	6/18/15	(215,738)
State Street Bank & Trust Co.	USD	807	KRW	883,818	6/18/15	(14,179)
State Street Bank & Trust Co.	USD	3,932	EUR	3,574	9/17/15	(609)
UBS AG	BRL	14,752	USD	4,641	6/02/15	10,924
UBS AG	USD	4,683	BRL	14,752	6/02/15	(53,353)
UBS AG	EUR	16,768	USD	18,061	6/18/15	(358,971)
UBS AG	BRL	14,752	USD	4,637	7/02/15	56,649
UBS AG	USD	4,319	CHF	4,032	9/17/15	(10,898)

						$118,916

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

16	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate market value of these securities amounted to $2,575,336 or 0.6% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

TOPIX – Tokyo Price Index

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $357,946,401)	$396,651,451 (a)
Affiliated issuers (cost $33,229,973—including investment of cash collateral for securities loaned of $30,600,237)	33,229,973
Cash collateral due from broker	49,020
Foreign currencies, at value (cost $1,619,991)	1,590,682
Unrealized appreciation on forward currency exchange contracts	3,049,333
Dividends and interest receivable	2,690,170
Receivable for shares of beneficial interest sold	720,947
Receivable for investment securities sold	233,138

Total assets	438,214,714

Liabilities
Due to custodian	829
Payable for collateral received on securities loaned	30,600,237
Unrealized depreciation on forward currency exchange contracts	2,930,417
Payable for investment securities purchased and foreign currency transactions	1,815,395
Payable for shares of beneficial interest redeemed	904,512
Advisory fee payable	257,676
Distribution fee payable	118,768
Transfer Agent fee payable	98,252
Administrative fee payable	6,639
Payable for variation margin on exchange-traded derivatives	6,325
Accrued expenses	248,156

Total liabilities	36,987,206

Net Assets	$401,227,508

Composition of Net Assets
Paid-in capital	$5,080,197,832
Distributions in excess of net investment income	(788,945)
Accumulated net realized loss on investment and foreign currency transactions	(4,717,034,378)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	38,852,999

$401,227,508

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$194,814,179	14,323,670	$13.60	*

B	$4,347,990	326,002	$13.34

C	$69,883,248	5,280,549	$13.23

Advisor	$90,430,219	6,507,399	$13.90

R	$22,712,027	1,683,204	$13.49

K	$15,385,161	1,134,365	$13.56

I	$3,654,684	268,874	$13.59

(a)	Includes securities on loan with a value of $28,504,542 (see Note E).

*	The maximum offering price per share for Class A shares was $14.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $722,318)	$6,055,372
Affiliated issuers	6,548
Securities lending income	135,121	$6,197,041

Expenses
Advisory fee (see Note B)	1,470,451
Distribution fee—Class A	259,768
Distribution fee—Class B	28,997
Distribution fee—Class C	342,774
Distribution fee—Class R	56,495
Distribution fee—Class K	17,674
Transfer agency—Class A	318,906
Transfer agency—Class B	10,626
Transfer agency—Class C	116,528
Transfer agency—Advisor Class	147,697
Transfer agency—Class R	29,377
Transfer agency—Class K	14,139
Transfer agency—Class I	340
Custodian	112,619
Registration fees	62,396
Printing	47,408
Audit and tax	28,656
Administrative	23,834
Legal	19,011
Trustees’ fees	16,764
Miscellaneous	17,778

Total expenses		3,142,238

Net investment income		3,054,803

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		14,336,198	(a)
Futures		277,729
Foreign currency transactions		(691,492)
Net change in unrealized appreciation/depreciation of:
Investments		12,314,210	(b)
Futures		28,425
Foreign currency denominated assets and liabilities		(1,586,286)

Net gain on investment and foreign currency transactions		24,678,784

Contributions from Affiliates (see Note B)		105,412

Net Increase in Net Assets from Operations		$27,838,999

(a)	Net of foreign capital gains taxes of $35,322.

(b)	Net of decrease in accrued foreign capital gains taxes of $59,251.

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,054,803	$13,035,454
Net realized gain on investment transactions and foreign currency transactions	13,922,435	51,450,155
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,756,349	(69,195,470)
Contributions from Affiliates (see Note B)	105,412	– 0	–

Net increase (decrease) in net assets from operations	27,838,999	(4,709,861)
Dividends to Shareholders from
Net investment income
Class A	(5,888,991)	(11,906,541)
Class B	(138,435)	(548,193)
Class C	(1,681,563)	(3,489,189)
Advisor Class	(3,002,222)	(6,256,699)
Class R	(706,476)	(1,309,412)
Class K	(458,438)	(1,129,490)
Class I	(124,962)	(192,251)
Transactions in Shares of Beneficial Interest
Net decrease	(23,952,232)	(116,804,086)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	14,219

Total decrease	(8,114,320)	(146,331,503)
Net Assets
Beginning of period	409,341,828	555,673,331

End of period (including distributions in excess of net investment income of ($788,945) and undistributed net investment income of $8,157,339, respectively)	$401,227,508	$409,341,828

See notes to financial statements.

20	• AB INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein International Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

AB INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

22	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Financials	$1,289,006		$86,192,199		$	– 0	–	$87,481,205
Consumer Discretionary	13,084,129		60,000,510			– 0	–	73,084,639
Industrials	– 0	–	45,105,604			3,084,999		48,190,603
Information Technology	– 0	–	39,362,748			– 0	–	39,362,748
Telecommunication Services	2,610,570		30,607,277			– 0	–	33,217,847
Energy	3,914,589		25,841,038			– 0	–	29,755,627
Health Care	– 0	–	28,714,431			– 0	–	28,714,431
Materials	– 0	–	24,038,164			– 0	–	24,038,164
Consumer Staples	– 0	–	17,855,009			– 0	–	17,855,009
Utilities	– 0	–	14,951,178			– 0	–	14,951,178
Short-Term Investments	2,629,736		– 0	–		– 0	–	2,629,736
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	30,600,237		– 0	–		– 0	–	30,600,237

Total Investments in Securities	54,128,267		372,668,158	+		3,084,999		429,881,424
Other Financial Instruments*:
Assets:
Futures	– 0	–	160,659			– 0	–	160,659	#
Forward Currency Exchange Contracts	– 0	–	3,049,333			– 0	–	3,049,333
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,930,417)			– 0	–	(2,930,417)

Total++	$54,128,267		$372,947,733			$3,084,999		$430,160,999

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

24	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks			Total
Balance as of 11/30/14	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		153,235			153,235
Change in unrealized appreciation/depreciation		402,504			402,504
Purchases		– 0	–		– 0	–
Sales		(601,591)			(601,591)
Transfers in to Level 3		3,130,851			3,130,851
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 5/31/15		$3,084,999			$3,084,999	+

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*		$402,504			$402,504

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, corresponding receivable amounts have not yet been recorded because there is limited historical precedent for collecting such reclaims, and the amounts, if any, that the Fund might ultimately recover are uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions

26	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2015, the reimbursement for such services amounted to $23,834.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $298,644 for the six months ended May 31, 2015.

AB INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

During the period ended May 31, 2015, ABIS reimbursed the Fund in the amount of $105,412 for prior year fee adjustments.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,702 from the sale of Class A shares and received $1,779, $572 and $459 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$ 3,604	$50,310	$51,284	$2,630	$1

Brokerage commissions paid on investment transactions for the six months ended May 31, 2015 amounted to $278,990, of which
$0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective, February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses

28	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

in excess of the distribution costs reimbursed by the Fund in the amounts of $1,534,509, $6,280,988, $2,222,726 and $2,359,516 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$119,735,968		$151,953,169
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$51,538,207
Gross unrealized depreciation	(12,833,157)

Net unrealized appreciation	$38,705,050

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

AB INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2015, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master

30	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$160,659	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,049,333		Unrealized depreciation on forward currency exchange contracts	$2,930,417

Total		$3,209,992			$2,930,417

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$277,729	$28,425

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(761,277)	(1,579,606)

Total		$(483,548)	$(1,551,181)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2015:

Futures:
Average original value of buy contracts	$1,703,189

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$130,815,559
Average principal amount of sale contracts	$136,126,875

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets

OTC Derivatives:
Barclays Bank PLC	$125,334	$(66,710)		$	– 0	–	$	– 0	–	$58,624
BNP Paribas SA	328,453	(328,453)			– 0	–		– 0	–	– 0	–
Citibank	92,320	– 0	–		– 0	–		– 0	–	92,320
Credit Suisse International	216,954	– 0	–		– 0	–		– 0	–	216,954

32	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Goldman Sachs Bank USA	$138,715	$(59,782)		$	– 0	–	$	– 0	–	$78,933
Morgan Stanley & Co., Inc.	70,791	– 0	–		– 0	–		– 0	–	70,791
Royal Bank of Scotland PLC	1,668,221	(722,960)			– 0	–		– 0	–	945,261
Societe Generale	11,409	– 0	–		– 0	–		– 0	–	11,409
Standard Chartered Bank	324,536	(6,313)			– 0	–		– 0	–	318,223
State Street Bank & Trust Co.	5,027	(5,027)			– 0	–		– 0	–	– 0	–
UBS AG	67,573	(67,573)			– 0	–		– 0	–	– 0	–

Total	$3,049,333	$(1,256,818)		$	– 0	–	$	– 0	–	$1,792,515	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities

Exchange-Traded Derivatives:
Goldman Sachs & Co**	$6,325	$	– 0	–		$(6,325)		$	– 0	–	$	– 0	–

Total	$6,325	$	– 0	–		$(6,325)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$66,710		$(66,710)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	1,217,005		(328,453)			– 0	–		– 0	–		888,552
Deutsche Bank AG	79,100		– 0	–		– 0	–		– 0	–		79,100
Goldman Sachs Bank USA	59,782		(59,782)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank	43,576		– 0	–		– 0	–		– 0	–		43,576
Royal Bank of Scotland PLC	722,960		(722,960)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	6,313		(6,313)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	311,749		(5,027)			– 0	–		– 0	–		306,722
UBS AG	423,222		(67,573)			– 0	–		– 0	–		355,649

Total	$2,930,417		$(1,256,818)		$	– 0	–	$	– 0	–		$1,673,599	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at May 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2015, the Fund had securities on loan with a value of $28,504,542 and had received cash collateral which has been invested into AB Exchange Reserves of $30,600,237. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $135,121 and $5,476

34	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)
$ 10,689	$135,728	$115,817	$30,600

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class A
Shares sold	752,992	1,479,465	$9,693,334	$19,835,020

Shares issued in reinvestment of dividends	441,621	839,881	5,427,521	10,968,844

Shares converted from Class B	250,220	315,502	3,207,047	4,208,710

Shares redeemed	(2,170,798)	(6,530,907)	(27,839,658)	(87,385,339)

Net decrease	(725,965)	(3,896,059)	$(9,511,756)	$(52,372,765)

Class B
Shares sold	7,398	9,764	$94,709	$125,954

Shares issued in reinvestment of dividends	10,404	39,022	125,788	498,708

Shares converted to Class A	(255,014)	(323,547)	(3,207,047)	(4,208,710)

Shares redeemed	(63,721)	(186,791)	(795,056)	(2,448,947)

Net decrease	(300,933)	(461,552)	$(3,781,606)	$(6,032,995)

Class C
Shares sold	311,931	369,059	$3,882,121	$4,794,090

Shares issued in reinvestment of dividends	123,939	242,059	1,487,265	3,086,258

Shares redeemed	(741,407)	(1,587,625)	(9,268,713)	(20,662,807)

Net decrease	(305,537)	(976,507)	$(3,899,327)	$(12,782,459)

AB INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Advisor Class
Shares sold	524,907	2,312,761	$6,914,372	$31,667,979

Shares issued in reinvestment of dividends	194,084	406,486	2,433,807	5,418,460

Shares redeemed	(1,104,469)	(5,134,028)	(14,445,717)	(69,409,835)

Net decrease	(385,478)	(2,414,781)	$(5,097,538)	$(32,323,396)

Class R
Shares sold	209,238	330,561	$2,687,163	$4,406,459

Shares issued in reinvestment of dividends	57,898	100,867	706,358	1,309,255

Shares redeemed	(458,191)	(811,417)	(5,781,474)	(10,816,150)

Net decrease	(191,055)	(379,989)	$(2,387,953)	$(5,100,436)

Class K
Shares sold	163,214	191,631	$2,110,900	$2,545,893

Shares issued in reinvestment of dividends	37,423	86,751	458,438	1,129,490

Shares redeemed	(159,555)	(880,060)	(2,020,386)	(11,667,869)

Net increase (decrease)	41,082	(601,678)	$548,952	$(7,992,486)

Class I
Shares sold	16,907	16,861	$216,911	$226,428

Shares issued in reinvestment of dividends	5,964	8,445	73,054	110,127

Shares redeemed	(8,792)	(40,263)	(112,969)	(536,104)

Net increase (decrease)	14,079	(14,957)	$176,996	$(199,549)

For the year ended November 30, 2014, the Fund received $14,219 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

36	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2015 will be determined at the end of the current fiscal year. The tax character

AB INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$24,831,775	$18,477,759

Total taxable distributions paid	$24,831,775	$18,477,759

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,533,162
Accumulated capital and other losses	(4,728,842,312	)(a)
Unrealized appreciation/(depreciation)	22,606,326	(b)

Total accumulated earnings/(deficit)	$(4,694,702,824)

(a)

As of November 30, 2014, the Fund had a net capital loss carryforward of $4,728,842,312. During the fiscal year, the Fund utilized $43,609,823 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2014, the Fund had a net capital loss carryforward of $4,728,842,312 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 910,262,011	n/a	2016
3,355,600,017	n/a	2017
200,531,013	n/a	2018
123,201,431	n/a	2019
31,594,097	107,653,743	No expiration

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.06	$ 13.86	$ 11.24	$ 11.31	$ 13.07	$ 13.55

Income From Investment Operations
Net investment income(a)	.11	.38	.21	.25	.24	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	(.55)	2.77	.18	(1.55)	(.48)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.94	(.17)	2.98	.43	(1.31)	(.31)

Less: Dividends
Dividends from net investment income	(.40)	(.63)	(.36)	(.50)	(.45)	(.17)

Net asset value, end of period	$ 13.60	$ 13.06	$ 13.86	$ 11.24	$ 11.31	$ 13.07

Total Return
Total investment return based on net asset value(c)	7.49%	(1.19)%	27.13%	4.16	%*†	(10.60)%	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$195	$197	$263	$289	$501	$971
Ratio to average net assets of:
Expenses	1.53	%^	1.47%	1.42%	1.41%	1.38%	1.33	%+
Net investment income	1.64	%^	2.80%	1.70%	2.33%	1.81%	1.30	%+
Portfolio turnover rate	31%	60%	56%	34%	52%	41%

See footnote summary on page 46.

AB INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.70	$ 13.46	$ 10.91	$ 10.95	$ 12.65	$ 13.12

Income From Investment Operations
Net investment income(a)	.03	.29	.12	.16	.13	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	(.54)	2.69	.18	(1.50)	(.46)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.88	(.25)	2.81	.34	(1.37)	(.39)

Less: Dividends
Dividends from net investment income	(.24)	(.51)	(.26)	(.38)	(.33)	(.08)

Net asset value, end of period	$ 13.34	$ 12.70	$ 13.46	$ 10.91	$ 10.95	$ 12.65

Total Return
Total investment return based on net asset value(c)	7.08%	(1.86)%	26.21%	3.30	%*†	(11.29)%	(3.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,348	$7,961	$14,653	$19,381	$29,540	$54,223
Ratio to average net assets of:
Expenses	2.27	%^	2.18%	2.14%	2.19%	2.16%	2.10	%+
Net investment income	.55	%^	2.23%	.97%	1.51%	1.04%	.58	%+
Portfolio turnover rate	31%	60%	56%	34%	52%	41%

See footnote summary on page 46.

40	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.67	$ 13.46	$ 10.92	$ 10.97	$ 12.67	$ 13.14

Income From Investment Operations
Net investment income(a)	.06	.27	.12	.17	.14	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80	(.52)	2.69	.17	(1.51)	(.47)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.86	(.25)	2.81	.34	(1.37)	(.39)

Less: Dividends
Dividends from net investment income	(.30)	(.54)	(.27)	(.39)	(.33)	(.08)

Net asset value, end of period	$ 13.23	$ 12.67	$ 13.46	$ 10.92	$ 10.97	$ 12.67

Total Return
Total investment return based on net asset value(c)	7.06%	(1.87)%	26.26%	3.36	%*†	(11.27)%	(3.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,883	$70,775	$88,329	$91,261	$129,755	$226,241
Ratio to average net assets of:
Expenses	2.26	%^	2.17%	2.13%	2.13%	2.11%	2.06	%+
Net investment income	.91	%^	2.05%	.99%	1.57%	1.09%	.63	%+
Portfolio turnover rate	31%	60%	56%	34%	52%	41%

See footnote summary on page 46.

AB INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014		2013	2012		2011		2010

Net asset value, beginning of period	$ 13.37		$ 14.17		$ 11.49	$ 11.55		$ 13.36		$ 13.84

Income From Investment Operations
Net investment income(a)	.13		.43		.25	.29		.28		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85		(.55)		2.83	.18		(1.59)		(.48)
Contributions from Affiliates	.00	(b)	– 0	–	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.98		(.12)		3.08	.47		(1.31)		(.26)

Less: Dividends
Dividends from net investment income	(.45)		(.68)		(.40)	(.53)		(.50)		(.22)

Net asset value, end of period	$ 13.90		$ 13.37		$ 14.17	$ 11.49		$ 11.55		$ 13.36

Total Return
Total investment return based on net asset value(c)	7.66%		(.85	) %	27.49%	4.46	%*†	(10.39	) %	(1.95	) %
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$90		$92		$132	$140		$292		$827
Ratio to average net assets of:
Expenses	1.25	%^	1.16%		1.12%	1.11%		1.10%		1.03	%+
Net investment income	1.91	%^	3.17%		2.00%	2.57%		2.08%		1.68	%+
Portfolio turnover rate	31%		60%		56%	34%		52%		41%

See footnote summary on page 46.

42	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.96	$ 13.75	$ 11.16	$ 11.24	$ 13.00	$ 13.41

Income From Investment Operations
Net investment income(a)	.09	.34	.18	.23	.22	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82	(.52)	2.76	.17	(1.56)	(.48)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.91	(.18)	2.94	.40	(1.34)	(.33)

Less: Dividends
Dividends from net investment income	(.38)	(.61)	(.35)	(.48)	(.42)	(.08)

Net asset value, end of period	$ 13.49	$ 12.96	$ 13.75	$ 11.16	$ 11.24	$ 13.00

Total Return
Total investment return based on net asset value(c)	7.33%	(1.35)%	26.92%	3.92	%*†	(10.83)%	(2.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,713	$24,286	$30,986	$34,488	$43,628	$71,023
Ratio to average net assets of:
Expenses	1.68	%^	1.63%	1.61%	1.59%	1.56%	1.56	%+
Net investment income	1.45	%^	2.59%	1.51%	2.16%	1.65%	1.12	%+
Portfolio turnover rate	31%	60%	56%	34%	52%	41%

See footnote summary on page 46.

AB INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.04	$ 13.86	$ 11.23	$ 11.26	$ 13.03	$ 13.50

Income From Investment Operations
Net investment income(a)	.12	.36	.22	.27	.25	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82	(.51)	2.77	.17	(1.54)	(.46)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.94	(.15)	2.99	.44	(1.29)	(.28)

Less: Dividends
Dividends from net investment income	(.42)	(.67)	(.36)	(.47)	(.48)	(.19)

Net asset value, end of period	$ 13.56	$ 13.04	$ 13.86	$ 11.23	$ 11.26	$ 13.03

Total Return
Total investment return based on net asset value(c)	7.53%	(1.06)%	27.28%	4.28	%*†	(10.52)%	(2.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,385	$14,257	$23,484	$15,737	$38,454	$131,756
Ratio to average net assets of:
Expenses	1.37	%^	1.32%	1.30%	1.28%	1.25%	1.25	%+
Net investment income	1.81	%^	2.72%	1.78%	2.54%	1.91%	1.43	%+
Portfolio turnover rate	31%	60%	56%	34%	52%	41%

See footnote summary on page 46.

44	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.11	$ 13.92	$ 11.30	$ 11.40	$ 13.20	$ 13.68

Income From Investment Operations
Net investment income(a)	.15	.44	.26	.30	.30	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82	(.54)	2.79	.19	(1.56)	(.49)
Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.97	(.10)	3.05	.49	(1.26)	(.24)

Less: Dividends
Dividends from net investment income	(.49)	(.71)	(.43)	(.59)	(.54)	(.24)

Net asset value, end of period	$ 13.59	$ 13.11	$ 13.92	$ 11.30	$ 11.40	$ 13.20

Total Return
Total investment return based on net asset value(c)	7.79%	(.67)%	27.81%	4.75	%*†	(10.23)%	(1.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,655	$3,342	$3,754	$17,001	$210,944	$387,780
Ratio to average net assets of:
Expenses	.94	%^	.89%	.85%	.85%	.86%	.86	%+
Net investment income	2.28	%^	3.30%	2.22%	2.70%	2.28%	1.86	%+
Portfolio turnover rate	31%	60%	56%	34%	52%	41%

See footnote summary on page 46.

AB INTERNATIONAL VALUE FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

46	• AB INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and
Michael J. Downey(1)	Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Emilie D. Wrapp, Secretary
Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Kevin F. Simms(2), Senior Vice	Phyllis J. Clarke, Controller
President	Vincent S. Noto, Chief Compliance
Takeo Aso(2), Vice President	Officer
Avi Lavi(2), Vice President

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERNATIONAL VALUE FUND •	47

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

48	• AB INTERNATIONAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

AB INTERNATIONAL VALUE FUND •	49

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2015 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the Index in all periods. Based on their review, the trustees concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee

50	• AB INTERNATIONAL VALUE FUND

schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AB Fund with a substantially similar investment style for the same fee schedule as the Fund. The trustees also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by the SCB Portfolio under its contract since November 1, 2011 (the fee waiver is effective through October 31, 2015).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that, because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

AB INTERNATIONAL VALUE FUND •	51

The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Fund’s expense ratio, the trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52	• AB INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust, Inc. (the “Trust”) in respect of AB International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

AB INTERNATIONAL VALUE FUND •	53

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/15 ($MIL)
International Value Fund	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$385.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $49,605 (0.010% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.16 1.47 2.18 2.17 1.63 1.32 0.89	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the
Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

AB INTERNATIONAL VALUE FUND •	55

investment style as the Fund.5 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets:6

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[7]	$385.6	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum account size: $25m	0.452%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2015 net assets.

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Value Fund, Inc.[8]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%[9]	0.750%

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

8	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

9	The SCB Fund portfolio effective fee of 0.875% reflects the five basis points advisory fee waiver

56	• AB INTERNATIONAL VALUE FUND

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.10 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1[11],[12]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	The client is an affiliate of the Adviser.

12	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

AB INTERNATIONAL VALUE FUND •	57

in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

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Fund	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
International Value Fund[17]	0.750	0.860	3/16

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, normally consisting of all funds that have the same investment classification/objective and load type as the subject fund. However, because Lipper had expanded the Fund’s EG, under Lipper’s standard guidelines, the Fund’s EU was also expanded to include the universes of those peers that have a similar but not the same investment classification/objective. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Fund[19]	1.466	1.397	13/16	1.405	47/67

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

17	The Fund’s EG includes the Fund, four other International Multi Cap Value (“IMLV”) funds, one International Large Cap Value (“ILCV”) fund, and ten International Multi-Cap Core (“IMLC”) funds.

18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

19	The Fund’s EU includes the Fund, EG, and all other IMLV, ILCV and IMCC funds, excluding outliers.

AB INTERNATIONAL VALUE FUND •	59

profitability from providing investment advisory services to the Fund decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,617, $1,801,906 and $6,471 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.20

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $535,163 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate,

20	Effective March 1, 2015, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

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Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB INTERNATIONAL VALUE FUND •	61

previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund24 relative to its Lipper Performance Universe (“PU”)25 for the periods ended February 28, 2015.26

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.31	-2.45	-2.92	2/5	6/19
3 year	7.02	7.02	7.64	3/5	12/17
5 year	4.36	5.44	6.46	4/5	12/14
10 year	1.31	3.41	3.73	5/5	12/12

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

26	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

62	• AB INTERNATIONAL VALUE FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Fund	-1.31	7.02	4.36	1.31	5.30	21.59	0.10	10
MSCI EAFE Index (Net)	-0.03	9.41	7.78	4.84	5.43	18.10	0.27	10
Inception Date: March 29, 2001

CONCLUSION:

The Senior Officer observed that the Fund has a relatively high total expense ratio compared to its Lipper peers, and recommended that the Directors consider discussing with the Adviser to reduce the Fund’s total expense ratio. Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB INTERNATIONAL VALUE FUND •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

64	• AB INTERNATIONAL VALUE FUND

AB Family of Funds

NOTES

AB INTERNATIONAL VALUE FUND •	65

NOTES

66	• AB INTERNATIONAL VALUE FUND

NOTES

AB INTERNATIONAL VALUE FUND •	67

NOTES

68	• AB INTERNATIONAL VALUE FUND

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0515

MAY    05.31.15

SEMI-ANNUAL REPORT

AB VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 16, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Value Fund to AB Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2015.

All share classes of the Fund underperformed the benchmark for the six-month period, with the exception of Advisor Class and Class I shares, which outperformed. All share classes underperformed for the 12-month period. For the six-month period, security selection in the consumer cyclicals and financials sectors contributed to performance, as did an underweight in the consumer staples sector, relative to the benchmark. In contrast, security selection in the consumer growth and technology sectors, as well as an overweight in the technology sector, had a negative impact on returns. For the 12-month period, security selection was positive in the consumer cyclicals, financials and services sectors. Security selection in the consumer growth, technology and

AB VALUE FUND •	1

energy sectors detracted from returns. Sector selection was negative, due to an overweight in energy and an underweight in consumer growth.

The Fund did not utilize leverage or derivatives during either period.

Market Review and Investment Strategy

U.S. equities rose in the six-month period, though investors were nervous about the timing of an interest rate hike, as a resilient economic recovery fueled speculation that the U.S. Federal Reserve would increase interest rates in June instead of September. Consensus-beating earnings also helped investor sentiment.

Meanwhile, European equities surged, driven by monetary stimulus and a weakening euro. Japanese stocks gained momentum as well, fueled by encouraging corporate earnings potential and expectations of further easing from the Bank of Japan. A gradual recovery in oil prices helped energy stocks.

The U.S. Value Senior Investment Management Team (the “Team”) has continued to focus on attractively-valued opportunities, which remain widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

2	• AB VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Value Fund*
Class A	1.89%	8.07%

Class B†	1.89%	8.06%

Class C	1.55%	7.36%

Advisor Class‡	2.05%	8.39%

Class R‡	1.68%	7.68%

Class K‡	1.89%	8.02%

Class I‡	2.06%	8.44%

Russell 1000 Value Index	2.03%	9.03%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2015 by 0.03% and 0.05%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.07%	3.46%
5 Years	13.69%	12.72%
10 Years	4.80%	4.35%

Class B Shares
1 Year	8.06%	4.06%
5 Years	13.64%	13.64%
10 Years(a)	4.71%	4.71%

Class C Shares
1 Year	7.36%	6.36%
5 Years	12.89%	12.89%
10 Years	4.03%	4.03%

Advisor Class Shares*
1 Year	8.39%	8.39%
5 Years	14.05%	14.05%
10 Years	5.10%	5.10%

Class R Shares*
1 Year	7.68%	7.68%
5 Years	13.31%	13.31%
10 Years	4.45%	4.45%

Class K Shares*
1 Year	8.02%	8.02%
5 Years	13.66%	13.66%
10 Years	4.80%	4.80%

Class I Shares*
1 Year	8.44%	8.44%
5 Years	14.12%	14.12%
10 Years	5.18%	5.18%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.76%, 1.74%, 0.74%, 1.42%, 1.11% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.67%
5 Years	14.03%
10 Years	4.08%

Class B Shares
1 Year	-0.29%
5 Years	14.96%
10 Years(a)	4.43%

Class C Shares
1 Year	1.94%
5 Years	14.19%
10 Years	3.76%

Advisor Class Shares*
1 Year	4.09%
5 Years	15.38%
10 Years	4.83%

Class R Shares*
1 Year	3.29%
5 Years	14.64%
10 Years	4.18%

Class K Shares*
1 Year	3.67%
5 Years	14.99%
10 Years	4.51%

Class I Shares*
1 Year	4.11%
5 Years	15.47%
10 Years	4.90%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.90	$5.18	1.03%
Hypothetical**	$1,000	$1,019.80	$5.19	1.03%
Class B
Actual	$1,000	$1,018.90	$5.34	1.06%
Hypothetical**	$1,000	$1,019.65	$5.34	1.06%
Class C
Actual	$1,000	$1,015.50	$8.69	1.73%
Hypothetical**	$1,000	$1,016.31	$8.70	1.73%
Advisor Class
Actual	$1,000	$1,020.50	$3.68	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%
Class R
Actual	$1,000	$1,016.80	$7.04	1.40%
Hypothetical**	$1,000	$1,017.95	$7.04	1.40%
Class K
Actual	$1,000	$1,018.90	$5.59	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%
Class I
Actual	$1,000	$1,020.60	$3.48	0.69%
Hypothetical**	$1,000	$1,021.49	$3.48	0.69%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB VALUE FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $429.3

TEN LARGEST HOLDINGS†

May 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wells Fargo & Co.	$13,206,840	3.1%
Exxon Mobil Corp.	13,061,160	3.0
Pfizer, Inc.	12,400,642	2.9
Johnson & Johnson	12,026,814	2.8
Bank of America Corp.	11,335,500	2.6
JPMorgan Chase & Co.	10,353,312	2.4
Microsoft Corp.	9,945,192	2.3
Capital One Financial Corp.	8,945,599	2.1
Hewlett-Packard Co.	8,943,451	2.1
Anthem, Inc.	8,512,345	2.0
	$108,730,855	25.3%

*	All data are as of May 31, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 27.5%
Banks – 12.2%
Bank of America Corp.	687,000	$11,335,500
Citigroup, Inc.	126,330	6,831,926
Citizens Financial Group, Inc.	137,106	3,679,925
Comerica, Inc.	45,300	2,217,435
Fifth Third Bancorp	25,700	520,168
JPMorgan Chase & Co.	157,393	10,353,312
KeyCorp	38,700	564,246
PNC Financial Services Group, Inc. (The)	22,100	2,114,749
SunTrust Banks, Inc.	22,060	941,521
US Bancorp/MN	17,400	750,114
Wells Fargo & Co.	236,005	13,206,840

		52,515,736

Capital Markets – 2.3%
Bank of New York Mellon Corp. (The)	48,200	2,089,952
Goldman Sachs Group, Inc. (The)	18,377	3,789,154
Morgan Stanley	63,031	2,407,784
State Street Corp.	17,100	1,332,603

		9,619,493

Consumer Finance – 4.0%
Capital One Financial Corp.	107,056	8,945,599
Discover Financial Services	56,167	3,272,851
SLM Corp.(a)	196,761	2,018,768
Springleaf Holdings, Inc.(a)	64,233	3,052,352

		17,289,570

Diversified Financial Services – 1.4%
Berkshire Hathaway, Inc. – Class B(a)	25,800	3,689,400
Voya Financial, Inc.	53,750	2,435,413

		6,124,813

Insurance – 7.6%
ACE Ltd.	14,200	1,512,016
Allstate Corp. (The)	115,900	7,802,388
American Financial Group, Inc./OH	55,000	3,492,500
American International Group, Inc.	120,200	7,044,922
Aon PLC	50,100	5,071,122
Chubb Corp. (The)	9,831	958,522
First American Financial Corp.	29,939	1,069,122
Hanover Insurance Group, Inc. (The)	35,900	2,555,362
Progressive Corp. (The)	25,000	683,500
Travelers Cos., Inc. (The)	17,700	1,789,824
Unum Group	12,800	447,488

		32,426,766

		117,976,378

Consumer Discretionary – 14.2%
Auto Components – 1.7%
Lear Corp.	30,520	3,540,930
Magna International, Inc. (New York) – Class A	60,704	3,491,087

		7,032,017

AB VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 2.0%
Ford Motor Co.	421,516	$6,394,398
General Motors Co.	63,270	2,275,822

		8,670,220

Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.	17,669	818,605

Media – 2.3%
Comcast Corp. – Class A	32,038	1,872,941
Thomson Reuters Corp.	14,644	585,174
Time Warner, Inc.	87,293	7,374,513

		9,832,628

Multiline Retail – 3.4%
Dillard’s, Inc. – Class A	27,925	3,239,579
Dollar General Corp.	62,305	4,522,720
Kohl’s Corp.	74,532	4,881,101
Target Corp.	23,766	1,885,119

		14,528,519

Specialty Retail – 4.6%
Foot Locker, Inc.	83,175	5,256,660
GameStop Corp. – Class A(b)	107,500	4,666,575
L Brands, Inc.	26,628	2,303,855
Office Depot, Inc.(a)	332,896	3,085,946
Ross Stores, Inc.	20,040	1,937,267
Staples, Inc.	156,781	2,581,399

		19,831,702

		60,713,691

Health Care – 12.7%
Biotechnology – 1.0%
Gilead Sciences, Inc.(a)	39,433	4,427,143

Health Care Providers & Services – 4.5%
Aetna, Inc.	47,212	5,569,599
Anthem, Inc.	50,714	8,512,345
Quest Diagnostics, Inc.	5,999	451,305
UnitedHealth Group, Inc.	41,100	4,940,631

		19,473,880

Pharmaceuticals – 7.2%
Johnson & Johnson	120,100	12,026,814
Merck & Co., Inc.	104,357	6,354,298
Pfizer, Inc.	356,853	12,400,642

		30,781,754

		54,682,777

Information Technology – 12.4%
Communications Equipment – 2.0%
Brocade Communications Systems, Inc.	187,407	2,317,288
Cisco Systems, Inc.	210,395	6,166,677

		8,483,965

10	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.8%
Keysight Technologies, Inc.(a)	100,635	$3,306,866

IT Services – 1.0%
Booz Allen Hamilton Holding Corp.	47,197	1,196,444
Xerox Corp.	296,706	3,388,382

		4,584,826

Semiconductors & Semiconductor Equipment – 2.6%
Applied Materials, Inc.	179,413	3,611,584
Intel Corp.	223,130	7,689,060

		11,300,644

Software – 3.9%
Electronic Arts, Inc.(a)	59,843	3,755,447
Microsoft Corp.	212,232	9,945,192
Oracle Corp.	69,971	3,043,039

		16,743,678

Technology Hardware, Storage & Peripherals – 2.1%
Hewlett-Packard Co.	267,768	8,943,451

		53,363,430

Energy – 9.6%
Energy Equipment & Services – 0.2%
National Oilwell Varco, Inc.	16,894	831,016

Oil, Gas & Consumable Fuels – 9.4%
Chevron Corp.	43,285	4,458,355
Exxon Mobil Corp.	153,300	13,061,160
Hess Corp.	98,668	6,662,063
Marathon Petroleum Corp.	13,578	1,404,780
Murphy Oil Corp.	81,189	3,528,474
Occidental Petroleum Corp.	32,331	2,527,961
SM Energy Co.	62,061	3,247,031
Valero Energy Corp.	94,204	5,580,645

		40,470,469

		41,301,485

Industrials – 7.1%
Aerospace & Defense – 1.8%
General Dynamics Corp.	12,500	1,752,000
L-3 Communications Holdings, Inc.	39,632	4,669,046
Northrop Grumman Corp.	8,000	1,273,440

		7,694,486

Air Freight & Logistics – 0.2%
FedEx Corp.	5,160	893,815

Airlines – 2.6%
Delta Air Lines, Inc.	172,309	7,395,502
JetBlue Airways Corp.(a)	191,597	3,862,596

		11,258,098

AB VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.1%
Republic Services, Inc. – Class A	10,402	$419,097

Industrial Conglomerates – 1.3%
General Electric Co.	203,311	5,544,291

Machinery – 0.8%
ITT Corp.	78,072	3,332,113

Road & Rail – 0.3%
CSX Corp.	41,819	1,425,191

		30,567,091

Utilities – 6.9%
Electric Utilities – 2.8%
American Electric Power Co., Inc.	60,400	3,399,916
Edison International	97,900	5,953,299
FirstEnergy Corp.	17,246	615,337
Westar Energy, Inc.	60,200	2,207,534

		12,176,086

Gas Utilities – 1.4%
Atmos Energy Corp.	24,453	1,320,951
UGI Corp.	118,800	4,443,120

		5,764,071

Independent Power and Renewable Electricity Producers – 1.6%
AES Corp./VA	187,231	2,546,342
Calpine Corp.(a)	216,996	4,361,619

		6,907,961

Multi-Utilities – 1.1%
DTE Energy Co.	7,300	578,379
PG&E Corp.	60,414	3,230,337
Public Service Enterprise Group, Inc.	20,900	890,967

		4,699,683

		29,547,801

Consumer Staples – 3.0%
Beverages – 0.1%
Molson Coors Brewing Co. – Class B	5,700	418,266

Food & Staples Retailing – 0.5%
CVS Health Corp.	19,163	1,961,908

Food Products – 0.8%
Archer-Daniels-Midland Co.	24,700	1,305,395
Bunge Ltd.	6,122	566,652
Ingredion, Inc.	16,398	1,344,144

		3,216,191

Household Products – 0.9%
Energizer Holdings, Inc.	4,389	621,878
Procter & Gamble Co. (The)	41,247	3,233,352

		3,855,230

Tobacco – 0.7%
Altria Group, Inc.	61,964	3,172,557

		12,624,152

12	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.5%
Chemicals – 2.4%
CF Industries Holdings, Inc.	16,701	$5,275,512
LyondellBasell Industries NV – Class A	49,700	5,024,670

		10,300,182

Metals & Mining – 0.1%
Alcoa, Inc.	48,300	603,750

		10,903,932

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	59,108	2,041,590
CenturyLink, Inc.	22,000	731,280

		2,772,870

Wireless Telecommunication Services – 0.9%
Vodafone Group PLC (Sponsored ADR)	95,800	3,739,074

		6,511,944

Total Common Stocks (cost $340,314,371)		418,192,681

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(c)(d) (cost $5,864,574)	5,864,574	5,864,574

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $346,178,945)		424,057,255

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%
Investment Companies – 1.0%
AB Exchange Reserves – Class I, 0.07%(c)(d) (cost $4,488,125)	4,488,125	4,488,125

Total Investments – 99.8% (cost $350,667,070)		428,545,380
Other assets less liabilities – 0.2%		766,296

Net Assets – 100.0%		$429,311,676

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

AB VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $340,314,371)	$418,192,681	(a)
Affiliated issuers (cost $10,352,699 – including investment of cash collateral for securities loaned of $4,488,125)	10,352,699
Receivable for investment securities sold	9,227,557
Dividends and interest receivable	994,215
Receivable for shares of beneficial interest sold	892,257

Total assets	439,659,409

Liabilities
Payable for investment securities purchased	4,778,700
Payable for collateral received on securities loaned	4,488,125
Payable for shares of beneficial interest redeemed	748,059
Advisory fee payable	200,661
Distribution fee payable	34,458
Administrative fee payable	6,620
Transfer Agent fee payable	4,653
Accrued expenses	86,457

Total liabilities	10,347,733

Net Assets	$429,311,676

Composition of Net Assets
Paid-in capital	$470,368,917
Undistributed net investment income	2,194,378
Accumulated net realized loss on investment transactions	(121,129,929)
Net unrealized appreciation on investments	77,878,310

	$429,311,676

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$61,387,006	4,212,524	$14.57	*

B	$1,932,552	132,251	$14.61

C	$17,748,069	1,222,301	$14.52

Advisor	$330,900,479	22,676,988	$14.59

R	$1,525,008	105,729	$14.42

K	$12,586,167	878,527	$14.33

I	$3,232,395	223,394	$14.47

(a)	Includes securities on loan with a value of $4,666,575 (see Note E).

*	The maximum offering price per share for Class A shares was $15.22 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,122)	$4,238,698
Affiliated issuers	4,525
Securities lending income	112,627	$4,355,850

Expenses
Advisory fee (see Note B)	1,166,011
Distribution fee—Class A	91,568
Distribution fee—Class B	10,842
Distribution fee—Class C	89,576
Distribution fee—Class R	4,585
Distribution fee—Class K	15,354
Transfer agency—Class A	18,616
Transfer agency—Class B	1,080
Transfer agency—Class C	5,924
Transfer agency—Advisor Class	99,166
Transfer agency—Class R	2,182
Transfer agency—Class K	11,688
Transfer agency—Class I	329
Custodian	69,572
Registration fees	66,429
Administrative	24,870
Audit and tax	22,699
Legal	19,011
Printing	18,607
Trustees’ fees	16,764
Miscellaneous	8,732

Total expenses	1,763,605
Less: expenses waived by the Distributor (see Note C)	(7,589)

Net expenses		1,756,016

Net investment income		2,599,834

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		18,867,145
Net change in unrealized appreciation/depreciation of investments		(12,865,816)

Net gain on investment transactions		6,001,329

Net Increase in Net Assets from Operations		$8,601,163

See notes to financial statements.

AB VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,599,834	$7,011,535
Net realized gain on investment transactions	18,867,145	51,904,799
Net change in unrealized appreciation/depreciation of investments	(12,865,816)	(5,375,544)

Net increase in net assets from operations	8,601,163	53,540,790
Dividends to Shareholders from
Net investment income
Class A	(902,545)	(618,037)
Class B	(31,997)	(36,213)
Class C	(143,445)	(66,765)
Advisor Class	(5,659,904)	(4,414,965)
Class R	(21,627)	(11,982)
Class K	(178,815)	(112,638)
Class I	(62,646)	(41,572)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,918,000	(59,646,588)

Total increase (decrease)	3,518,184	(11,407,970)
Net Assets
Beginning of period	425,793,492	437,201,462

End of period (including undistributed net investment income of $2,194,378 and $6,595,523, respectively)	$429,311,676	$425,793,492

See notes to financial statements.

16	• AB VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following three funds: the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

AB VALUE FUND •	17

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

18	• AB VALUE FUND

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as
Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the

AB VALUE FUND •	19

Notes to Financial Statements

investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$418,192,681		$	– 0	–	$	– 0	–	$418,192,681
Short-Term Investments	5,864,574			– 0	–		– 0	–	5,864,574
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,488,125			– 0	–		– 0	–	4,488,125

Total Investments in Securities	428,545,380			– 0	–		– 0	–	428,545,380
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$428,545,380		$	– 0	–	$	– 0	–	$428,545,380

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and

20	• AB VALUE FUND

Notes to Financial Statements

processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions

AB VALUE FUND •	21

Notes to Financial Statements

taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2015, the reimbursement for such services amounted to $24,870.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $85,504 for the six months ended May 31, 2015.

22	• AB VALUE FUND

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,642 from the sale of Class A shares and received $497, $121 and $89 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$8,623	$74,833	$77,591	$5,865	$3

Brokerage commissions paid on investment transactions for the six months ended May 31, 2015 amounted to $153,343, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both
Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2015, such waiver amounted to $7,589. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $503,457, $915,705, $137,529 and $85,962 for Class B, Class C, Class R and

AB VALUE FUND •	23

Notes to Financial Statements

Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$113,310,350		$123,017,316
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$84,691,269
Gross unrealized depreciation	(6,812,959)

Net unrealized appreciation	$77,878,310

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• AB VALUE FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2015, the Fund had securities on loan with a value of $4,666,575 and had received cash collateral which has been invested into AB Exchange Reserves of $4,488,125. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $112,627 and $1,799 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)
$ 4,085	$17,996	$17,593	$4,488

AB VALUE FUND •	25

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class A
Shares sold	160,600	355,424	$2,305,651	$4,786,045

Shares issued in reinvestment of dividends	56,898	43,629	814,200	559,772

Shares converted from Class B	41,553	88,018	597,147	1,195,439

Shares redeemed	(320,985)	(967,146)	(4,608,203)	(13,061,336)

Net decrease	(61,934)	(480,075)	$(891,205)	$(6,520,080)

Class B
Shares sold	4,335	12,533	$61,863	$170,959

Shares issued in reinvestment of dividends	2,047	2,573	29,375	33,058

Shares converted to Class A	(41,452)	(87,874)	(597,147)	(1,195,439)

Shares redeemed	(11,938)	(38,418)	(171,715)	(531,332)

Net decrease	(47,008)	(111,186)	$(677,624)	$(1,522,754)

Class C
Shares sold	28,110	68,423	$402,302	$911,453

Shares issued in reinvestment of dividends	8,555	4,622	122,335	59,299

Shares redeemed	(106,350)	(181,334)	(1,521,440)	(2,427,358)

Net decrease	(69,685)	(108,289)	$(996,803)	$(1,456,606)

Advisor Class
Shares sold	2,319,644	4,925,596	$33,210,764	$66,991,939

Shares issued in reinvestment of dividends	343,256	302,157	4,912,006	3,876,673

Shares redeemed	(2,314,476)	(9,007,225)	(33,265,692)	(121,154,500)

Net increase (decrease)	348,424	(3,779,472)	$4,857,078	$(50,285,888)

Class R
Shares sold	16,872	34,576	$240,426	$458,324

Shares issued in reinvestment of dividends	1,525	942	21,627	11,982

Shares redeemed	(52,277)	(43,601)	(744,748)	(575,188)

Net decrease	(33,880)	(8,083)	$(482,695)	$(104,882)

26	• AB VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class K
Shares sold	170,398	152,413	$2,409,046	$2,040,991

Shares issued in reinvestment of dividends	12,709	8,918	178,814	112,637

Shares redeemed	(159,566)	(152,207)	(2,239,985)	(2,008,706)

Net increase	23,541	9,124	$347,875	$144,922

Class I
Shares sold	1,160	10,589	$16,105	$151,800

Shares issued in reinvestment of dividends	1,634	1,088	23,168	13,835

Shares redeemed	(19,586)	(5,113)	(277,899)	(66,935)

Net increase (decrease)	(16,792)	6,564	$(238,626)	$98,700

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk— Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB VALUE FUND •	27

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$5,302,172	$6,604,026

Total taxable distributions paid	$5,302,172	$6,604,026

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,595,523
Accumulated capital and other losses	(138,828,740	)(a)
Unrealized appreciation/(depreciation)	89,575,791	(b)

Total accumulated earnings/(deficit)	$(42,657,426)

(a)

As of November 30, 2014, the Fund had a net capital loss carryforward of $138,828,740. During the fiscal year, the Fund utilized $99,545,743 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2014, the Fund had a net capital loss carryforward of $138,828,740 which will expire in 2017.

28	• AB VALUE FUND

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.51		$ 12.93	$ 9.64	$ 8.61	$ 8.54	$ 8.27

Income From Investment Operations
Net investment income(a)	.07		.20	.13	.15	.11	.08
Net realized and unrealized gain on investment transactions	.20		1.51	3.32	1.01	.05	.32

Net increase in net asset value from operations	.27		1.71	3.45	1.16	.16	.40

Less: Dividends
Dividends from net investment income	(.21)		(.13)	(.16)	(.13)	(.09)	(.13)

Net asset value, end of period	$ 14.57		$ 14.51	$ 12.93	$ 9.64	$ 8.61	$ 8.54

Total Return
Total investment return based on net asset value(b)	1.89	%*	13.38%*	36.32%*	13.60%	1.81%*	4.92	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,387		$62,021	$61,455	$52,390	$58,822	$73,768
Ratio to average net assets of:
Expenses	1.03	%^	1.04%	1.07%	1.11%	1.09%	1.11	%+
Net investment income	1.03	%^	1.45%	1.18%	1.58%	1.23%	.97	%+
Portfolio turnover rate	27%		56%	55%	45%	64%	64%

See footnote summary on page 37.

30	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.53		$ 12.94	$ 9.63	$ 8.59	$ 8.52	$ 8.26

Income From Investment Operations
Net investment income(a)(c)	.07		.20	.13	.14	.10	.07
Net realized and unrealized gain on investment transactions	.20		1.52	3.32	1.01	.05	.31

Net increase in net asset value from operations	.27		1.72	3.45	1.15	.15	.38

Less: Dividends
Dividends from net investment income	(.19)		(.13)	(.14)	(.11)	(.08)	(.12)

Net asset value, end of period	$ 14.61		$ 14.53	$ 12.94	$ 9.63	$ 8.59	$ 8.52

Total Return
Total investment return based on net asset value(b)	1.89	%*	13.39%*	36.29%*	13.53%	1.68%*	4.68	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,933		$2,605	$3,759	$3,955	$6,034	$10,169
Ratio to average net assets of:
Expenses, net of waivers	1.06	%^	1.06%	1.11%	1.21%	1.18%	1.20	%+
Expenses, before waivers	1.76	%^	1.76%	1.81%	1.91%	1.88%	1.90	%+
Net investment income(c)	.97	%^	1.47%	1.15%	1.46%	1.10%	.88	%+
Portfolio turnover rate	27%		56%	55%	45%	64%	64%

See footnote summary on page 37.

AB VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.41		$ 12.84	$ 9.57	$ 8.53	$ 8.46	$ 8.20

Income From Investment Operations
Net investment income(a)	.02		.10	.05	.08	.05	.02
Net realized and unrealized gain on investment transactions	.20		1.52	3.30	1.01	.04	.31

Net increase in net asset value from operations	.22		1.62	3.35	1.09	.09	.33

Less: Dividends
Dividends from net investment income	(.11)		(.05)	(.08)	(.05)	(.02)	(.07)

Net asset value, end of period	$ 14.52		$ 14.41	$ 12.84	$ 9.57	$ 8.53	$ 8.46

Total Return
Total investment return based on net asset value(b)	1.55	%*	12.65%*	35.30%*	12.87%	1.00%*	4.07	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,748		$18,617	$17,983	$15,556	$16,939	$22,069
Ratio to average net assets of:
Expenses	1.73	%^	1.74%	1.78%	1.83%	1.82%	1.84	%+
Net investment income	.32	%^	.74%	.48%	.86%	.50%	.25	%+
Portfolio turnover rate	27%		56%	55%	45%	64%	64%

See footnote summary on page 37.

32	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.55		$ 12.96	$ 9.66	$ 8.63	$ 8.57	$ 8.30

Income From Investment Operations
Net investment income(a)	.10		.24	.17	.17	.14	.11
Net realized and unrealized gain on investment transactions	.19		1.52	3.32	1.02	.04	.32

Net increase in net asset value from operations	.29		1.76	3.49	1.19	.18	.43

Less: Dividends
Dividends from net investment income	(.25)		(.17)	(.19)	(.16)	(.12)	(.16)

Net asset value, end of period	$ 14.59		$ 14.55	$ 12.96	$ 9.66	$ 8.63	$ 8.57

Total Return
Total investment return based on net asset value(b)	2.05	%*	13.76%*	36.78%*	13.98%	2.02%*	5.22	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$330,901		$324,882	$338,353	$273,267	$291,020	$324,070
Ratio to average net assets of:
Expenses	.73	%^	.74%	.77%	.81%	.79%	.81	%+
Net investment income	1.33	%^	1.79%	1.49%	1.88%	1.55%	1.27	%+
Portfolio turnover rate	27%		56%	55%	45%	64%	64%

See footnote summary on page 37.

AB VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.34		$ 12.76	$ 9.52	$ 8.49	$ 8.44	$ 8.18

Income From Investment Operations
Net investment income(a)	.05		.14	.10	.11	.08	.05
Net realized and unrealized gain on investment transactions	.19		1.52	3.27	1.02	.04	.32

Net increase in net asset value from operations	.24		1.66	3.37	1.13	.12	.37

Less: Dividends
Dividends from net investment income	(.16)		(.08)	(.13)	(.10)	(.07)	(.11)

Net asset value, end of period	$ 14.42		$ 14.34	$ 12.76	$ 9.52	$ 8.49	$ 8.44

Total Return
Total investment return based on net asset value(b)	1.68	%*	13.05%*	35.75%*	13.38%	1.33%*	4.58	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,525		$2,001	$1,885	$2,211	$2,908	$3,435
Ratio to average net assets of:
Expenses	1.40	%^	1.42%	1.42%	1.42%	1.43%	1.44	%+
Net investment income	.67	%^	1.07%	.87%	1.25%	.91%	.65	%+
Portfolio turnover rate	27%		56%	55%	45%	64%	64%

See footnote summary on page 37.

34	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.27		$ 12.72	$ 9.50	$ 8.49	$ 8.43	$ 8.17

Income From Investment Operations
Net investment income(a)	.07		.18	.13	.14	.11	.08
Net realized and unrealized gain on investment transactions	.20		1.50	3.26	1.00	.04	.32

Net increase in net asset value from operations	.27		1.68	3.39	1.14	.15	.40

Less: Dividends
Dividends from net investment income	(.21)		(.13)	(.17)	(.13)	(.09)	(.14)

Net asset value, end of period	$ 14.33		$ 14.27	$ 12.72	$ 9.50	$ 8.49	$ 8.43

Total Return
Total investment return based on net asset value(b)	1.89	%*	13.37%*	36.20%*	13.58%	1.73%*	4.95	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,586		$12,200	$10,762	$6,235	$4,704	$5,073
Ratio to average net assets of:
Expenses	1.11	%^	1.11%	1.11%	1.14%	1.12%	1.13	%+
Net investment income	.95	%^	1.36%	1.13%	1.57%	1.21%	.96	%+
Portfolio turnover rate	27%		56%	55%	45%	64%	64%

See footnote summary on page 37.

AB VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2015 (unaudited)		Year Ended November 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.44		$ 12.86	$ 9.59	$ 8.57	$ 8.50	$ 8.24

Income From Investment Operations
Net investment income(a)	.10		.24	.18	.18	.15	.11
Net realized and unrealized gain on investment transactions	.19		1.52	3.29	1.01	.04	.32

Net increase in net asset value from operations	.29		1.76	3.47	1.19	.19	.43

Less: Dividends
Dividends from net investment income	(.26)		(.18)	(.20)	(.17)	(.12)	(.17)

Net asset value, end of period	$ 14.47		$ 14.44	$ 12.86	$ 9.59	$ 8.57	$ 8.50

Total Return
Total investment return based on net asset value(b)	2.06	%*	13.87%*	36.89%*	14.09%	2.14%*	5.23	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,232		$3,467	$3,004	$1,735	$1,887	$2,255
Ratio to average net assets of:
Expenses	.69	%^	.68%	.68%	.71%	.69%	.70	%+
Net investment income	1.37	%^	1.79%	1.58%	1.98%	1.64%	1.37	%+
Portfolio turnover rate.	27%		56%	55%	45%	64%	64%

See footnote summary on page 37.

36	• AB VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2015 and years ended November 30, 2014, November 30, 2013, November 30, 2011 and November 30, 2010 by 0.03%, 0.03%, 0.13%, 0.01% and 0.04%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB VALUE FUND •	37

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Gregory L. Powell(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

AB VALUE FUND •	39

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

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of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2015 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the Index in all periods. Based on their review, the trustees concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1.2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee

AB VALUE FUND •	41

schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of

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scale at the May 2015 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Trust, Inc. (the “Trust”) in respect of AB Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Trustees on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

44	• AB VALUE FUND

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/15 ($MIL)
Value Fund	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$422.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $51,316 (0.012% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.74 1.04 1.76 1.74 1.42 1.11 0.68	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB VALUE FUND •	45

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AB Institutional fee schedule,

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2015 net assets:6

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$422.1	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.318%	0.550%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are the Fund’s

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB VALUE FUND •	47

advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[8],[9]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.319%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreement is generally confined to the services related to the investment process; in other words, it is not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management

8	The Fund is an affiliate of the Adviser.

9	Assets are aggregated with other client portfolios for purposes of calculating the investment advisory fee.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product 11 of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

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fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Value Fund	0.550	0.744	3/19

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Fund	1.036	1.100	5/19	1.138	20/72

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data 12 because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund 13 had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU 15 . Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

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During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,107, $435,509 and $2,397 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $182,999 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to

16	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

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changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

52	• AB VALUE FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	11.77	11.89	11.85	11/19	43/83
3 year	17.02	16.65	16.65	7/19	30/77
5 year	13.29	13.11	13.71	8/16	43/68
10 year	4.55	6.02	6.56	12/12	52/54

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2015 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	11.77	17.02	13.29	4.55	5.46	16.48	0.26	10
Russell 1000 Value Index	13.49	18.11	15.51	7.21	7.22	15.56	0.43	10
Inception Date: March 29, 2001

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB VALUE FUND •	53

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

54	• AB VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB VALUE FUND •	55

AB Family of Funds

NOTES

56	• AB VALUE FUND

NOTES

AB VALUE FUND •	57

NOTES

58	• AB VALUE FUND

NOTES

AB VALUE FUND •	59

NOTES

60	• AB VALUE FUND

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0515

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 20, 2015